New York Life Insurance and Annuity Corporation

CorpExec VUL II-V

Corporate Executive Series Variable Universal Life

Prospectus—May 1, 2017

A flexible premium corporate sponsored variable life insurance policy offered to individuals under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This prospectus describes four policy series of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies: CorpExec VUL II, CorpExec VUL III, CorpExec VUL IV & CorpExec VUL V. New policies are no longer offered under these four policy Series. Unless otherwise indicated, all information in this Prospectus pertains to all policy series. In this prospectus, the words, “We,” “Our” or “Us” refer to NYLIAC and the words “you” or “your” refer to the policyowner.

Please use the following address to send policy premium payments and service requests to Us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors, LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway, Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

Fax: (913) 906-4129

E-mail: NYLAMN_ Service@newyorklife.com

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

In certain jurisdictions, different provisions may apply to the policy. Please refer to the policy or ask your registered representative for details regarding your particular policy.

SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of CorpExec VUL. Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before making additional premium payments to the policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Benefits

Protection

CorpExec VUL offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

CorpExec VUL provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions and/or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the performance of each Investment Division in the Separate Account;

•	the amount in and interest rate credited on the amount held in the Fixed Account, if any; and

•	the amount in and interest rate credited on the amount held in the Loan Account, if any.

With the CorpExec VUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your needs.

Liquidity through Loans

Using the policy as sole security, you may borrow any amount up to the loan value of the policy.

Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of an amount equal to the Cash Surrender Value.

Liquidity through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy, within limits. Partial withdrawals will reduce the policy’s Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount, and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy’s Face Amount to drop below Our minimum amount, We reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event.

Partial withdrawal requests must be made in writing and must be in Good Order. (See “Partial Withdrawals and Surrenders—Partial Withdrawals.”)

Allocation Alternatives

After We deduct the sales expense charge and the state and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 128 Allocation Alternatives (120 of which are available to all policyowners). Certain policies can allocate among up to 35 Allocation Alternatives; please contact Us for more information. The Allocation Alternatives consist of 127 Investment Divisions (119 of which are available to all policyowners) and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

Change the Amount of Coverage

After the first Policy Year, you may request an increase or decrease in the policy’s Face Amount. In order to request an increase or decrease in the policy’s Face Amount, you must send a written request in Good Order. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and Our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the Term Insurance Benefit rather than increasing the Face Amount under your policy.

Three Life Insurance Benefit Options

CorpExec VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

•

Option 1—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•

Option 2—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•

Option 3—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

Under these options, if the Insured dies on or after the policy anniversary on which the Insured is age 100, the Life Insurance Benefit will equal the Alternative Cash Surrender Value less any Policy Debt.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations: Life Insurance Status of Policy, and IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

Automated Investment Features

There are two administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

Additional Benefits through Riders

CorpExec VUL offers additional insurance coverage and other benefits through two optional riders, the Supplementary Term Rider and the Level Term Rider. These riders have costs associated with them.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life. New York Life has more than 170 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC’s General

Account, are applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its ability to pay claims and are not backed or guaranteed by New York Life.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objectives.

Risk of Termination (especially on minimally-funded policies)

The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force.

Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into pre-lapse status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or Life Insurance Benefit. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on Our records, if applicable, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the Policy Proceeds. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was first purchased) under certain circumstances. See “Termination and Reinstatement—Reinstatement Option.”

Potential for Increased Charges

The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Termination from Policy Loans

The larger a loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the Cumulative Premium Amount, a policy surrender or lapse will result in a taxable event to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Portfolio Risks

A discussion of the risks of allocating Cash Value to one or more of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Cybersecurity Risk

NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber attack risks that are common to all insurers and financial service providers. (See “Management and Organization – Cybersecurity Risks” for more information on cybersecurity risks.)

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier. Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege could disadvantage or potentially hurt the rights or interest of other policyowners (see “Description of the Policy—Limits on Transfers” for more information). However, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	Increased administrative and Fund brokerage expenses and/or

•	Dilution of the interests of long-term investors.

An underlying Fund may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing Us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make premium payments under the policy, make a partial withdrawal, or transfer Cash Value between Allocation Alternatives.

CorpExec VUL II:

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 13.75% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 1.25% of premiums paid(3) Guaranteed Maximum: 3.00% of premiums paid

State Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00 % of premiums paid Guaranteed Maximum: 2.00 % of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 9.75% in Policy Years 2-7; 2.75% in Policy Years 8-10; and 1.75% in Policy Years 11 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.
(3)	Current sales expense charges for premium payments made over the Target Premium are reduced to 0.75% in Policy Years 2-7; and 0.25% in Policy Years 8 and beyond.

CorpExec VUL III and CorpExec VUL IV:

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 10.75% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: None Guaranteed Maximum: 3.00% of premiums paid

State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 5.75% in Policy Years 2-5; 4.75% in Policy Years 6-7; and 1.75% in Policy Years 8 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.

CorpExec VUL V:

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 14.00% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 1.00% of premiums paid(3) Guaranteed Maximum: 3.00% of premiums paid

State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid(4) Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid(4) Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	Current: 1.25% of premiums paid(5) Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.
(3)	Current sales expense charges for premium payments over the Target Premium are reduced to 0.00% in Policy Years 2 and beyond.
(4)	Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.
(5)	Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES(A)

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge(1)	Each Monthly Deduction Day applied to Age 100

Guaranteed Maximum: $90.90 per $1,000 of Net Amount at Risk(2)

Guaranteed Minimum: $0.08 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of Net Amount at Risk (Guaranteed Maximum Charge for Representative Insured)

Monthly Contract Charge	Each Monthly Deduction Day applied to Age 100

CorpExec VUL II:

Current: $5.00 ($60.00 annually)

Guaranteed Maximum: $9.00 ($108 annually)

CorpExec VUL III, IV, and V:

Current: $0.00 Policy Year 1, $5.00 thereafter ($60 annually)

Guaranteed Maximum: $9.00 ($108 annually)

Mortality and Expense Risk Charge	Daily Monthly

CorpExec VUL II:

Current: An annual rate of 0.25% of the average daily Accumulation Value

Guaranteed Maximum: An annual rate of 0.90% of the average daily Accumulation Value

CorpExec VUL III and IV:

Current: An annual rate of 0.25% of the Accumulation Value in Policy Year 1, 0.45% of the Accumulation Value in Policy Years 2-25, and 0.25% of the Accumulation Value thereafter.

Guaranteed Maximum: An annual rate of 0.90% of the Accumulation Value

CorpExec VUL V:

Current: An annual Rate of 0.50% of the Accumulation Value in Policy Years 1-10 and 0.25% of the Accumulation Value thereafter

Guaranteed Maximum: An annual rate of 0.90% of the Accumulation Value

Loan Interest	Monthly while loan balance is outstanding	Current: 4.00% Guaranteed Maximum: 6.00%

Riders Supplementary Term Rider(1)	Monthly until rider expires

Guaranteed Maximum: $90.90 per $1,000 of term insurance benefit.

Guaranteed Minimum: $0.08 per $1,000 of term insurance benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of term insurance benefit.

Level Term Rider(1)	Monthly until rider expires

Guaranteed Maximum: $90.90 per $1,000 of Term Insurance Benefit.

Guaranteed Minimum: $0.08 per $1,000 of Term Insurance Benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of Term Insurance Benefit.

(A)	Unless otherwise noted, the charges below apply to CEVUL II, III, IV and V.
(1)

This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.

(2)	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.0032737 minus the policy’s Alternative Cash Surrender Value. See “Life Insurance Benefit Options” for more information.

The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2016. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1,2

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.10%	3.91%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2016. This information is provided by the Funds and their agents. The information is based on 2016 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Reallocation.

Accumulation Unit: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 127 Investment Divisions of the Separate Account (119 of which are available to all policyowners) and the Fixed Account. Generally, policyowners may invest their Net Premiums in a total of 20 Allocation Alternatives at any one time, but certain policies may invest in 35 Allocation Alternatives.

Alternative Cash Surrender Value (“ACSV”): The Cash Value of the policy plus the value of the DPL Account.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less Policy Debt.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

CorpExec VUL: NYLIAC Corporate Executive Series Variable Universal Life insurance.

Cumulative Premium Amount: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This amount is used to calculate Life Insurance Benefit Option 3.

DPL Account: The Deferred Premium Load Account an account representing a portion of the cumulative sales expense charge and state and federal premium tax charges collected.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner at the time of issue. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC’s General Account.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Good Order: We consider a notice, request or transaction to be in “Good Order” if it complies generally with our administrative procedures, and the required information is complete and correct. We may delay or reject a notice, request or a transaction if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested notice, request or transaction in writing at the Service Office noted on the first page of this prospectus (or, if permitted, by telephone or electronically to NYLAMN_Service@newyorklife.com), along with all forms and other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular notice, request or transaction is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form, notice or request.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policy insures.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date We issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC’s General Account.

LTR: Level Term Rider.

Monthly Deduction Day (CorpExec VUL II): The date as of which We deduct the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Monthly Deduction Day (CorpExec VUL III/IV/V): The date as of which We deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives We have insured under Our policies will, on average, not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies may be greater than We have estimated (expense risk).

Net Premium: Premium you pay less the sales expense charge and the state and federal premium tax charges.

New York Life: New York Life Insurance Company.

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

NYSE: The New York Stock Exchange.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date We use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of any outstanding loans under the policy, including accrued interest.

Policy Proceeds: The benefit We will pay to your Beneficiary when We receive proof that the Insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any benefits provided under any riders you have chosen, minus any outstanding loans (including any accrued loan interest) and charges.

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

STR: Supplementary Term Rider.

Target Face Amount: The Face Amount of the policy or, for policyowners who have elected to include a term rider, the Target Face Amount is the sum of the Face Amount plus the Term Insurance Benefit.

Target Premium: An amount used to determine the sales expense charge that is based on the Face Amount of the policy or the Target Face Amount if a term rider is elected.

Term Insurance Benefit: The dollar amount of life insurance under a term rider as determined at the time of issue. It equals the initial Term Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Term Face Amount.

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation

(a wholly owned subsidiary of New York Life)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

CorpExec VUL is offered by NYLIAC. Policy assets are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996, and/or the Fixed Account. CorpExec VUL offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the Face Amount of the policy, and the ability to invest in any of the Allocation Alternatives, including the Fixed Account.

The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DPL Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus; certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. Also see the State Variations section of this prospectus for a summary of certain state variations to the policy’s free look provision.

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of Our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC’s Fixed Account and the performance of any other Separate Account of NYLIAC.

The Separate Account currently consists of 127 Investment Divisions (119 of the Investment Divisions are available to all policyowners.) Generally, you may invest your Net Premiums in a total of 20 Allocation Alternatives at any one time. (Certain policies may invest in a total of 35 Allocation Alternatives; contact Us for more information.) Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds. While the policy is in force, you may transfer assets between Allocation Alternatives.

OUR RIGHTS

We may take certain actions relating to Our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of Our policyowners.

Specifically, We reserve the right to:

•	add, close or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

•	change the name of the Separate Account.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in Our General Account, which includes all of Our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of Our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. This rate will never be less than 3% per year.

Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

CorpExec VUL IV Only:

We also offer an enhanced current Fixed Account interest crediting rate for plans where the aggregate premium allocated to the Fixed Account for policies owned under such a plan is $5,000,000 or more on the plan issue date. Policies will also qualify for this enhancement if, on the plan anniversary in Years 2-15, the aggregate Cash Value in the Fixed Account for the policies is at least $4,500,000.

The qualification date for each policy under the plan for the enhanced current Fixed Account interest crediting rate is the plan anniversary date. Some policy anniversary dates may differ from the plan anniversary date. The enhanced current Fixed Account interest crediting rate will apply to these policies on their respective anniversary based upon the qualification of the plan. All policies will receive the enhanced current Fixed Account interest crediting rate for a full Policy Year.

Policies eligible for the enhanced rate will receive the following increase in the current Fixed Account crediting rate:

Policy Years	2-5	0.35%
Policy Years	6-8	0.65%
Policy Years	9-10	0.60%
Policy Year	11	0.40%
Policy Years	12-13	0.20%
Policy Years	14-15	0.10%

CorpExec VUL V Only:

For plans with assets allocated to the Fixed Account, We offer an enhanced current Fixed Account interest crediting rate.

The current Fixed Account crediting rate is increased by the following rates:

Policy Years	2-5	0.35%
Policy Years	6-8	0.65%
Policy Year	9-10	0.60%
Policy Years	11	0.40%
Policy Years	12-13	0.20%
Policy Years	14-15	0.10%

HOW TO REACH US FOR POLICY SERVICES

You may reach Us at the Service Office noted on the first page of this prospectus, or if permitted, by telephone or electronically to NYLAMN_Service@newyorklife.com.

All NYLIAC requirements must be met in order for Us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, We will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

Faxed or e-mailed requests may be acceptable for a limited number of policy transactions.

CYBERSECURITY RISKS

Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners. Therefore, Our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruptions, and unauthorized release of confidential customer (including policyowner and insured) information. Cyber-attacks affecting New York Life, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party service providers may adversely affect Us and Your policy Cash Value. For instance, cyber-attacks may (i) interfere with Our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders with the underlying funds; (ii) impact Our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release and possible destruction of confidential customer or business information; and (iv) subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause Us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that We, the underlying funds or Our service providers will avoid losses affecting Your policy due to cyber-attacks or information security breaches in the future.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each Eligible Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will achieve their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust, all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC, New York Life Investment Management LLC, manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may also receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in Our selection of Funds and Eligible Portfolios. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses. You should read a Fund’s prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

MainStay VP Funds Trust: MainStay VP Absolute Return Multi-Strategy—Initial Class

New York Life Investment Management LLC (or “New York Life

Investments”)* Subadvisers: Candriam France S.A.S.*, Cornerstone Capital Management Holdings LLC (“CCM”)*; Cushing® Asset Management, LP (“Cushing®”)* and Mackay Shields LLC (“Mackay”)*

		•	Seeks to achieve long-term growth of capital.

MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYL Investors LLC (“NYLI”)*	•	Seeks total return.

MainStay VP Common Stock—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP Convertible—Initial Class	New York Life Investments Subadviser: MacKay	•	Seeks capital appreciation together with current income.

MainStay VP Cornerstone Growth—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP Eagle Small Cap Growth—Initial Class	New York Life Investments Subadviser: Eagle Asset Management, Inc.	•	Seeks long-term capital appreciation.

MainStay VP Emerging Markets Equity—Initial Class	New York Life Investments Subadviser: Candriam Belgium* and CCM	•	Seeks long-term capital appreciation.

MainStay VP Epoch U.S. Equity Yield (formerly MainStay VP ICAP Select Equity)—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	•	Seeks current income and capital appreciation.

MainStay VP Epoch U.S. Small Cap—Initial Class	New York Life Investments Subadviser: Epoch	•	Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

MainStay VP Floating Rate—Initial Class	New York Life Investments Subadviser: NYLI	•	Seeks high current income.

MainStay VP Government—Initial Class	New York Life Investments Subadviser: MacKay	•	Seeks current income.

MainStay VP High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay	•	Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP International Equity—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP Janus Balanced—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC	•	Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP Large Cap Growth—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	•	Seeks long-term growth of capital.

MainStay VP MFS® Utilities—Initial Class	New York Life Investments Subadviser: Massachusetts Financial Services Company	•	Seeks total return.

MainStay VP Mid Cap Core—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP S&P 500 Index—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

MainStay VP Small Cap Core—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP T. Rowe Price Equity Income—Initial Class	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	•	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

MainStay VP U.S. Government Money Market (formerly MainStay VP Cash Management)—Initial Class	New York Life Investments Subadviser: NYLI	•	Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP VanEck Global Hard Assets—Initial Class	New York Life Investments Subadviser: Van Eck Associates Corporation	•	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

AB® Variable Products Series Fund, Inc.: AB® VPS International Value Portfolio—Class A**	AllianceBernstein L.P.	•	Seeks long-term growth of capital

AB® VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	•	Seeks long-term growth of capital.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc.	•	Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco Advisers, Inc. Subadviser: Invesco Asset Management Limited	•	Seeks total return through growth of capital and current income.

Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	•	Seeks long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund—Series I Shares***	Invesco Advisers, Inc.	•	Seeks long-term growth of capital.

The Alger Portfolios: Alger SMid Cap Growth Portfolio—Class I-2	Fred Alger Management, Inc.	•	Seeks long-term capital appreciation. The Portfolio focuses on smallcap and midcap companies that the Manager believes demonstrate promising growth potential.

American Century Variable Portfolios, Inc.: American Century Investments® VP Inflation Protection Fund—Class II	American Century Investment Management, Inc.	•	Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Investments® VP Mid Cap Value Fund—Class II**	American Century Investment Management, Inc.	•	Seeks long-term capital growth. Income is a secondary objective.

American Century Investments® VP Value Fund—Class II	American Century Investment Management, Inc.	•	Seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series®: American Funds IS® Asset Allocation Fund—Class 1	Capital Research and Management Company (“CRMC”)	•	Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds IS® Global Bond Fund—Class 1	CRMC	•	Seeks long-term, high level total return consistent with prudent investment management.

American Funds IS® Global Growth Fund—Class 1	CRMC	•	Seeks long-term growth of capital.

American Funds IS® Global Small Capitalization Fund—Class 1	CRMC	•	Seeks long-term growth of capital.

American Funds IS® Growth Fund—Class 1	CRMC	•	Seeks growth of capital.

American Funds IS® Growth-Income Fund—Class 1	CRMC	•	Seeks long-term growth of capital and income.

American Funds IS® International Fund—Class 1	CRMC	•	Seeks long-term growth of capital.

American Funds IS® New World Fund®—Class 1	CRMC	•	Seeks long-term capital appreciation.

BlackRock® Variable Series Funds, Inc.: BlackRock® Global Allocation V.I. Fund—Class I	BlackRock Advisors, LLC	•	Seeks high total investment return.

BlackRock® High Yield V.I. Fund—Class I	BlackRock Advisors, LLC	•	Seeks to maximize total return, consistent with income generation and prudent investment management.

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Davis Variable Account Fund, Inc.: Davis Value Portfolio	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers—NY, Inc.	•	Seeks long-term growth of capital.

Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company	•	Seeks long-term capital appreciation.

Delaware VIP® International Value Equity Series—Standard Class	Delaware Management Company	•	Seeks long-term growth without undue risk to principal.

Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	•	Seeks capital appreciation.

Deutsche Investments VIT Funds: Deutsche Small Cap Index VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.	•	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

Deutsche Variable Series I: Deutsche Global Small Cap VIP—Class A	Deutsche Investment Management Americas Inc.	•	Seeks above-average capital appreciation over the long term.

Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	•	Seeks capital appreciation.

Deutsche Small Mid Cap Value VIP—Class A	Deutsche Investment Management Americas Inc.	•	Seeks long-term capital appreciation.

DFA Investment Dimensions Group Inc.: DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	•	To provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

DFA VA Global Moderate Allocation Portfolio	Dimensional Fund Advisors LP	•	Seeks total return consisting of capital appreciation and current income.

DFA VA International Small Portfolio	Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	•	To achieve long-term capital appreciation.

DFA VA U.S. Large Value Portfolio	Dimensional Fund Advisors LP	•	To achieve long-term capital appreciation.

DFA VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP	•	To achieve long-term capital appreciation.

DFA VIT Inflation-Protected Securities Portfolio	Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	•	To provide inflation protection and earn current income consistent with inflation-protected securities.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Shares	The Dreyfus Corporation	•	Seeks capital appreciation.

Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares**	The Dreyfus Corporation	•	Seeks capital growth.

Fidelity® Variable Insurance Products Funds: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (“FMR”) Subadvisers: FMR Co., Inc., an affiliate of FMR (“FMRC”), and other investment advisers	•	Seeks long-term capital appreciation.

Fidelity® VIP Equity-Income Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2010 Portfolio—Initial Class	FMRC	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Fidelity® VIP Freedom 2020 Portfolio—Initial Class	FMRC	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 Portfolio—Initial Class	FMRC	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2040 Portfolio—Initial Class	FMRC	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2050 Portfolio—Initial Class	FMRC	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Government Money Market Portfolio—Initial Class	FMR Subadvisers: Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers	•	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity® VIP Growth Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks to achieve capital appreciation.

Fidelity® VIP Index 500 Portfolio—Initial Class	FMR Subadvisers: FMRC and Geode Capital Management, Inc.	•	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	FMR Subadvisers: FIMM and other investment advisers	•	Seeks as high a level of current income as is consistent with the preservation of capital.

Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks long-term growth of capital.

Fidelity® VIP Overseas Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks long-term growth of capital.

Fidelity® VIP Real Estate Portfolio—Initial Class	Fidelity SelectCo, LLC, an affiliate of FMR Subadvisers: FMRC and other investment advisers	•	Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.

Fidelity® VIP Strategic Income Portfolio—Initial Class	FMR Subadvisers: FIMM, FMRC, FIL Investment Advisors (UK) Limited and other investment advisers	•	Seeks a high level of current income and may also seek capital appreciation.

Fidelity® VIP Value Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks capital appreciation.

Fidelity® VIP Value Strategies Portfolio—Service Class 2	FMR Subadvisers: FMRC and other investment advisers	•	Seeks capital appreciation.

Janus Aspen Series: Janus Aspen Enterprise Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Janus Aspen Flexible Bond Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks to obtain maximum total return, consistent with preservation of capital.

Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Janus Aspen Global Research Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Lazard Retirement Series, Inc.: Lazard Retirement International Equity Portfolio—Service Shares	Lazard Asset Management LLC	•	Seeks long-term capital appreciation.

Legg Mason Partners Variable Equity Trust: ClearBridge Variable Large Cap Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	•	Seeks long-term growth of capital.

Lincoln Variable Insurance Products Trust: LVIP Baron Growth Opportunities Fund—Service Class	Lincoln Investment Advisors Corporation Subadviser—BAMCO, Inc.	•	Seeks capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

LVIP Mondrian International Value Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: Mondrian Investment Partners Limited	•	Seeks long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.

LVIP SSgA Bond Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

LVIP SSgA Developed International 150 Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to maximize long-term capital appreciation.

LVIP SSgA Emerging Markets 100 Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to maximize long-term capital appreciation.

LVIP SSgA International Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non U.S.-foreign securities.

Lord Abbett Series Fund, Inc.: Lord Abbett Series Fund Developing Growth Portfolio—Class VC	Lord, Abbett & Co. LLC (“Lord Abbett”)	•	Seeks long-term growth of capital.

Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	Lord Abbett	•	Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance Trust: MFS® Investors Trust Series—Initial Class**	Massachusetts Financial Services Company (“MFS”)	•	Seeks capital appreciation

MFS® New Discovery Series—Initial Class**	MFS	•	Seeks capital appreciation

MFS® Value Series—Initial Class	MFS	•	Seeks capital appreciation

MFS® Variable Insurance Trust II: MFS® Global Tactical Allocation Portfolio—Initial Class	MFS	•	Seeks total return.

MFS® International Value Portfolio—Initial Class	MFS	•	Seeks capital appreciation.

MFS® Variable Insurance Trust III: MFS® Global Real Estate Portfolio—Initial Class	MFS	•	Seeks total return.

MFS® Mid Cap Value Portfolio—Initial Class	MFS	•	Seeks capital appreciation.

Morgan Stanley Variable Insurance Fund, Inc.: Morgan Stanley VIF Emerging Markets Debt Portfolio (formerly UIF Emerging Markets Debt Portfolio)—Class I	Morgan Stanley Investment Management Inc. (“MSIM”)	•	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Morgan Stanley VIF Global Infrastructure Portfolio (formerly UIF Global Infrastructure Portfolio)—Class I	MSIM and Morgan Stanley Investment Management Limited	•	Seeks both capital appreciation and current income.

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Morgan Stanley VIF U.S. Real Estate Portfolio (formerly UIF U.S. Real Estate Portfolio)—Class I	MSIM	•	Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Large Cap Value Portfolio—Class I	Neuberger Berman Investment Advisers LLC	•	Seeks long-term growth of capital.

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I	Neuberger Berman Investment Advisers LLC	•	Seeks growth of capital.

Northern Lights Variable Trust: TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks capital appreciation.

TOPS® Balanced ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks income and capital appreciation.

TOPS® Conservative ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks to preserve capital and provide moderate income and moderate capital appreciation.

TOPS® Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks capital appreciation.

TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks capital appreciation.

Oppenheimer Variable Account Funds: Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	OFI Global Asset Management Inc. Subadviser: OppenheimerFunds, Inc.	•	Seeks capital appreciation.

Oppenheimer Total Return Bond Fund/VA (formerly Oppenheimer Core Bond Fund/VA)—Non-Service Shares**	OFI Global Asset Management Inc. Subadviser: OppenheimerFunds, Inc.	•	Seeks total return.

PIMCO Variable Insurance Trust: PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	Pacific Investment Management Company LLC (“PIMCO”)	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT High Yield Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio—Administrative Class	PIMCO	•	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to provide long-term capital growth. Income is a secondary objective.

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.

T. Rowe Price New America Growth Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price Associates, Inc.	•	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.

T. Rowe Price Fixed Income Series, Inc.: T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc.	•	Seeks a high level of income consistent with moderate fluctuations in principal value.

T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	T. Rowe Price Associates, Inc. Subadviser: T. Rowe Price International Ltd. and T. Rowe Price Singapore Private Ltd.	•	Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

VanEck VIP Trust: VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares***	Van Eck Associates Corporation	•	Seeks high total return-income plus capital appreciation-by investing globally, primarily in a variety of debt securities.

Voya Variable Portfolios, Inc.: Voya Russell™ Mid Cap Index Portfolio—Class I	Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	•	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.

Voya Small Company Portfolio—Class I	Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	•	Seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations.

*	An affiliate of NYLIAC.
**	Premiums or transfers will only be accepted into this Investment Division from policyowners already invested in this Investment Division. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.
***	No premiums or transfers will be accepted into this Investment Division. Policyowners who remove any Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing your specific Investment Divisions or the amounts allocated to each within your policy. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Although We do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Cash Value. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives. (Certain policies may allocate among 35 Allocation Alternatives; contact Us for more information.)

Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

MONEY MARKET FUND FEES AND GATES

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all Policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities, and/or repurchase agreements that are secured by cash or U.S. government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio and the Fidelity® VIP Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals, and benefit payments from the portfolio.

INVESTMENT RETURN

The investment return of a policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the investment experience of each Investment Division as measured by its actual net rate of return;

•	the amount in and the interest rate credited on amounts held in the Fixed Account, if any; and

•	the amount in and the interest rate credited on amounts held in the Loan Account, if any.

For CorpExec VUL II: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Eligible Portfolio, any dividend or capital gains distributions declared by the Fund, and the policy’s Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

For CorpExec VUL III, IV and V: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Eligible Portfolio, and any dividend or capital gains distributions declared by the Fund. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

Eligible Portfolios may lose value; are not guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the monthly contract charge, sales expense charge, state and federal premium tax charges, cost of insurance charge, Mortality and Expense Risk charges and rider charges.

Performance data for the Investment Divisions may be compared in advertisements, sales literature or other marketing materials, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody’s (for financial stability and strength) and Standard and Poor’s and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from Our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in Our own right, We may decide to do so.

While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges.

DEDUCTIONS FROM PREMIUM PAYMENTS

When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

SALES EXPENSE CHARGE

We reserve the right to increase this charge in the future, but it will never exceed the maximums stated below. The amount of the sales expense charge in a Policy Year is not necessarily related to Our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

CorpExec VUL II:

Current—The sales expense charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During each of Policy Years two through seven, We currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During each of Policy Years eight through ten, We currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year.

CorpExec VUL III and IV:

Current—The sales expense charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 10.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not deduct a sales expense charge from any additional premiums paid in that Policy Year. (2) During each of Policy Years two through five, We currently expect to deduct a sales expense charge of 5.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (3) During each of Policy Years six and seven, We currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (4) Beginning in the eighth Policy Year, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year.

CorpExec VUL V:

Current—The sales expense charge is deducted as follows: (1) During the First Policy Year, We currently deduct a sales expense charge of 14.00% from any premiums paid up to the Target Premium. Once the Target Premium for the First Policy Year has been reached, We currently deduct a sales expense charge of 1.00% from any additional premiums paid in that Policy Year. (2) During each of Policy Years two through five, We currently expect to deduct a sales expense charge of 10.00% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in Policy Years two through five. (3) During each of Policy Years six and seven, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for that Policy Year. Once the Target Premium for either such Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in such Policy Year. (4) Beginning in the eighth Policy Year, We do not currently expect to deduct a sales expense charge from any premiums paid.

CorpExec VUL II, III, IV and V:

Guaranteed maximum—

During the first Policy Year, We guarantee that any sales expense charge We deduct will never exceed 14.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge for more than 3.00% from any additional premiums in that Policy Year. During Policy Years 2-7, We guarantee that any sales expense charge We deduct will never exceed 10.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, We guarantee that any sales expense charge We deduct will never exceed 5.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums paid in that Policy Year.

The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy or, for policyowners who have elected a term rider, on the Target Face Amount of the policy. Any change to the policy which results in a change to the Face Amount or Target Face Amount, will change the Target Premium.

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies. State tax rates vary from state to state and currently range from 0% to 3.50% (and sometimes higher in certain jurisdictions).

We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a “State Premium Tax Charge Back”, and the rate may not be changed for the life of the policy. The amount We deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2.00%) represents the approximate average of taxes assessed by the jurisdictions. We will not impose a state premium tax charge greater than 2.00% unless there is a change in applicable law.

CorpExec VUL II:

We currently deduct 2.00% of each premium payment you make.

CorpExec VUL III and IV:

We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium.

CorpExec VUL V:

We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. Beginning in the eighth Policy Year, We currently expect to deduct 1.50% of each premium payment you make up to the Target Premium and 1.50% on the amount paid over the Target Premium, as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

NYLIAC’s federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25% unless there is a change in applicable law.

CorpExec VUL II, III and IV:

We deduct 1.25% of each premium payment you make.

CorpExec VUL V:

During the first seven Policy Years, We currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, We expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

On each Monthly Deduction Day, We deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner) for CorpExec VUL II policies and a monthly contract charge, a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner) and a Mortality and Expense Risk charge for CEVUL III-V policies. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in each Investment Division and the Fixed Account in proportion to the policy’s Cash Value in each.

MONTHLY CONTRACT CHARGE

The monthly contract charge compensates Us for the costs of providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

CorpExec VUL II:

The monthly charge is currently equal to $5.00 ($60.00 per year).

If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 per year).

CorpExec VUL III, IV and V:

The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 per year).

If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 per year).

CHARGE FOR COST OF INSURANCE

A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit may vary based on the performance of the Investment Divisions selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class, and issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

a times (b - c)

Where:	a = the applicable cost of insurance rate per $1,000 of insurance

b = the number of thousands of Life Insurance Benefit as of the Monthly Deduction Day divided by 1.0032737, and for

CorpExec VUL II:

c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).

CorpExec VUL III, IV and V:

c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

The cost of insurance charge will never be less than zero.

For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on Our underwriting) will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

Each month, We include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders’ charges, see “Table of Fees and Expenses.”)

LOAN CHARGES

We currently charge an effective annual loan interest rate of 4.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and/or the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account before these transfers.

When you take a loan against your policy, the loaned amount that We hold in the Loan Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the rate We charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See “Loans” for more information.)

MORTALITY AND EXPENSE RISK CHARGE

CorpExec VUL II:

Current—We currently deduct a daily Mortality and Expense Risk charge from the NAV of each Investment Division that is equal to an annual rate of 0.25%, or $2.50 per $1,000, of the average daily Accumulation Value.

CorpExec VUL III and IV:

Current—We currently deduct on each Monthly Deduction Day from the policy’s Cash Surrender Value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year 1, or $2.50 per $1,000; 0.45% in Policy Years 2 through 25, or $4.50 per $1,000; and 0.25% in Policy Years 26 and following, or $2.50 per $1,000, of the Accumulation Value.

CorpExec VUL V:

Current—We currently deduct on each Monthly Deduction Day from the policy’s Cash Surrender Value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.50% in Policy Years 1 through 10, or $5.00 per $1,000, and 0.25% in Policy Years 11 and following, or $2.50 per $1,000, of the Accumulation Value.

CorpExec VUL II, III, IV and V:

Guaranteed Maximum—

We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily Accumulation Value.

The mortality risk We assume is that the group of lives insured under Our policies will, on average, not live as long as We expect. The expense risk We assume is that Our costs of issuing and administering policies may be greater than what We estimated.

If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future if the law should change to require taxation of separate accounts.

FUND CHARGES

Each Investment Division purchases shares of the corresponding Portfolio at the shares’ net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.

TRANSACTION CHARGES

Partial Withdrawal Charge—When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

Transfer Charge—We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

HOW THE POLICY WORKS

CorpExec VUL II:

This example is based on the charges applicable to a policy during the first Policy Year, issued on a guaranteed issue basis, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,180, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual effective investment return of 4.90% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	962.50
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$5,810.00
less:	Monthly contract charge (5.00 per month)	60.00
less:	Charges for cost of insurance (varies monthly)	634.86
plus:	Net investment performance (varies daily)	266.40

equals:	Cash Value	$5,381.54
plus:	DPL Account	1,190.00

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$6,571.54

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL III:

This example is based on the charges applicable to a policy during the first Policy Year, issued on a guaranteed issue basis, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,180, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.16% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	752.50
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$6,020.00
less:	Mortality and Expense Risk charge (varies monthly)	15.10
less	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0.00
less	Charges for cost of insurance (varies monthly)	253.80
plus:	Net investment performance (varies daily)	303.17

equals:	Cash Value	$6,054.27
plus:	DPL Account	980.00

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,034.27

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL IV:

This example is based on the charges applicable to a policy during the First Policy Year, issued on a guaranteed issue basis, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $22,564, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.16% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	752.50
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$6,020.00
less:	Mortality and Expense Risk charge (varies monthly)	15.10
less:	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0.00
less	Charges for cost of insurance (varies monthly)	253.79
plus:	Net investment performance (varies daily)	303.17

equals:	Cash Value	$6,054.28
plus:	DPL Account	1,078.00

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,132.28

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL V:

This example is based on the charges applicable to a policy during the First Policy Year, issued on a guaranteed issue basis, non-smoking insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $22,564, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.16% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	980.00
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$5,792.50
less:	Mortality and Expense Risk charge (varies monthly)	28.99
less:	Charges for Cost of Insurance (varies monthly)	253.79
less	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0.00
plus:	Net investment performance (varies daily)	291.05

equals:	Cash Value	$5,800.77
plus:	DPL Account	1,328.25

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,129.02

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the Policyowner (or contract owner), the Insured and the Beneficiary (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount;

•	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3);

•	terminate riders;

•	change Beneficiaries;

•	change investment allocations; and/or

•	take a loan against or take a partial withdrawal from the value of the policy.

The current Policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using Our approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent in Good Order. When We record the change, it will take effect as of the date the form was signed, subject to any payment made or other action We take before recording. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who becomes the owner of the existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

INSURED: This individual’s personal information determines the cost of the life insurance coverage.

BENEFICIARY: The Beneficiary is the person(s) or entity(ies) the Policyowner specifies in Our records to receive the proceeds from the policy. If the Policyowner is an individual, he or she may name his or her estate as the Beneficiary.

Who is named as Policyowner and Beneficiary may affect whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See “Federal Income Tax Considerations: Life Insurance Status of Policy and IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy’s Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a Allocation Alternatives, including 127 Investment Divisions (119 of which are available to all policyowners) and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated Beneficiary the Policy Proceeds, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

HOW THE POLICY IS AVAILABLE

The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The Policyowner may increase the Face Amount, subject to Our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the Policyowner must give Us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue underwriting. If Our procedures under certain arrangements permit less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy on a unisex basis in certain states or under certain plan types. For policies issued on a unisex basis, the Policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See “Premiums” for more information.)

CASH VALUE

After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account;

•	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

•	the amount of charges We deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the DPL Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for Our list of available Investment Divisions) and/or the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to any 20 of the 128 Allocation Alternatives (120 of which are available to all policyowners). Certain policies can allocate among 35 Allocation Alternatives; contact Us for more information.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

CorpExec VUL II:

The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

(a/b) - c

Where: a = the sum of:

(1) the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2) the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b = the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

c = the Mortality and Expense Risk charge. This charge is deducted on a daily basis. It is currently equal to an annual rate of 0.25% of the average daily Accumulation Value of each Investment Division’s assets.

CorpExec VUL III, IV and V:

The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

(a/b)

Where: a = the sum of:

(1) the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2) the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b = the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

(1)	the sum of the Net Premium payments you have allocated to the Fixed Account;

plus (2)	any transfers you have made from the Separate Account to the Fixed Account;

plus (3)	any interest credited to the Fixed Account;

less (4)	any amounts you have withdrawn from the Fixed Account;

less (5)	any charges We have deducted from the Fixed Account;

less (6)	any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.

TRANFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations.

The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless We agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may charge $30 for each transfer in excess of twelve per Policy Year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

In each Policy Year, the Policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

•

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous Policy Year’s transfer amount, or (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured’s 65th birthday or a date you indicate on the application), or another date you request We approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

•	Minimum Transfer—Unless We agree otherwise, the minimum amount that may be transferred is $500.

•

Minimum Remaining Value—After the transfer, the value remaining in the Fixed Account must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

Transfer requests must be made in writing and in Good Order. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request. Transfers received after the close of the New York Stock Exchange (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier and received in Good Order. We may permit, in certain limited circumstances, for a limited category of policies, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, We may, for example:

•	reject a transfer request from you or from any person acting on your behalf,

•	restrict the method of making a transfer,

•	charge you for any redemption fee imposed by an underlying Fund, and/or

•	limit the dollar amount, frequency or number of transfers.

The following transfers will not be subject to the general limitations outlined above, although We reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, and the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Reallocation options.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Transfer requests must be sent in Good Order. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require Us to share specific Policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other Policyowners. The risks described below apply to Policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

•

Other insurance companies that invest in the Eligible Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Eligible Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to, among other things:

(1) an adverse effect on Portfolio management, such as:

a) impeding a Portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c) causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

(2) increased administrative and Fund brokerage expenses.

(3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS

You can apply for additional benefits by selecting an optional rider. We approve the issuance of a rider based on Our standards and limits for issuing insurance and classifying risks. An additional “Term Insurance Benefit” is provided by a rider and is subject to the terms of both the policy and the rider. The Policyowner may select either the Supplementary Term Rider (“STR”) or the Level Term Rider (“LTR”), but not both riders. Also, the STR is not available to Policyowners who elect the Guideline Premium Test (see “Premium Payments” for more information). If desired, the riders must have been elected at the time the policy application was completed. Unlike the STR (which adjusts to maintain a targeted life insurance benefit in combination with the base policy) the LTR provides for a level amount of Term Insurance Benefit in addition to the base policy as shown on the Policy Data Page. The following riders are currently available.

Supplementary Term Rider

This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Face Amount when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

As described under the “Selection of Life Insurance Benefit Table”, the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

•	Option 1—The Term Insurance Benefit will equal the Target Face Amount minus the Life Insurance Benefit.

•	Option 2— The Term Insurance Benefit will equal the Target Face Amount plus the Alternative Cash Surrender Value minus the Life Insurance Benefit.

•	Option 3—The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the Life Insurance Benefit.

However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the STR will still remain in force. If the policy’s Life Insurance Benefit subsequently decreases as described in Section 1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

Within certain limits, the Policyowner may:

•	Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

•	Convert the STR to increase the Face Amount of the policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of the policy before the conversion.

The Policyowner may request changes to the policy under the STR if:

(a) the Target Face Amount is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.

(b) the Term Insurance Benefit does not exceed 10 times the base policy’s Face Amount. This requirement prohibits the Policyowner from either increasing the Term Insurance Benefit or decreasing the base policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under the STR ends on the earliest of:

(a) the Monthly Deduction Day on or next following Our receipt of the Policyowner’s signed request to cancel the rider,

(b) the policy anniversary on which the Insured is or would have been 100, as required by law,

(c) the date the STR is fully converted, or

(d) the date the policy ends or is surrendered.

Level Term Rider

This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit of this rider is the amount specified in the application and is shown on the Policy Data Page.

Within certain limits, the Policyowner may:

•	Increase or decrease the Term Insurance Benefit of the rider; and/or

•	Convert this rider to increase the Face Amount of Policyowner’s base policy.

If the LTR is in effect, the Policyowner may request changes to the policy if:

(a) The total of the Term Insurance Benefit of this rider and the Face Amount of the policy is not decreased to an amount below $150,000 unless the decrease is due to a partial withdrawal under the policy.

(b) The Face Amount of the rider does not exceed 10 times the base policy’s Face Amount. This requirement prohibits the Policyowner from either increasing the Term Insurance Benefit of the rider or decreasing the base policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under the LTR ends on the earliest of:

(a) the Monthly Deduction Day on or next following Our receipt of the Policyowner’s signed request to cancel the LTR,

(b) the policy anniversary on which the Insured is or would have been 100, as required by law,

(c) the date the LTR is fully converted, or

(d) the date the policy ends or is surrendered.

Term Rider vs. Base Policy Coverage

You should consider a number of factors when deciding whether to purchase life insurance benefit coverage under the base policy only or in conjunction with the STR or LTR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial life insurance benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth that a term rider may have. See “Charges Associated with the Policy-Deductions From Premium Payments—Current Sales Expense Charge” for a discussion of how sales expense charges are calculated.

Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.

Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under a term rider. In general, these rates are lower for life insurance benefit coverage provided under a term rider than coverage under the policy for the first six Policy Years. Usually, beginning in Policy Year seven, the cost of insurance rates under the term rider may be higher than the cost of insurance charges under the policy. This can impact your policy in different ways depending on the timing and amount of premiums you pay into the policy as well as the policy’s actual investment performance.

If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

You should review several illustrations with various combinations of base policy and term rider coverage using a variety of rates of return. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your Registered Representative to review your various options.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form in Good Order. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

•	the dollar amount you want to have transferred (minimum transfer $100);

•	the Investment Division you want to transfer money from;

•	the Investment Division(s) and/or Fixed Account you want to transfer money to;

•	the date on which you want the transfers to be made, within limits; and

•	how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request in Good Order. We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

To cancel the Dollar Cost Averaging option, We must receive a written request in Good Order. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

If you choose the AAR feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up AAR, you must send a completed AAR form in Good Order. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division’s investment results would cause this balance to shift. If you elect the AAR feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, AAR will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count AAR transfers against any limitations We may impose on the number of free transfers.

To cancel the AAR feature, We must receive a written request in Good Order. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

24 MONTH EXCHANGE PRIVILEGE

At any time within 24 months of the Issue Date, the Policyowner can exchange the policy for a policy on a permanent plan of life insurance on the Insured that We offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request in Good Order for this exchange to Us at the Service Office noted on the first page of this prospectus. Upon an exchange of a policy, all riders and benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable Allocation Alternatives such as the Investment Divisions.

In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the Policyowner sends

Us the policy along with a signed request in Good Order; or (b) the Business Day We receive the policy in Good Order and the necessary payment for the exchange, if any.

Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect, the Cash Value applied to your new policy.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because We have discontinued sales of this policy, you may not exchange another policy for one described in this prospectus. Before making an exchange, you should compare both policies carefully. Remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for the new policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

PREMIUM PAYMENTS

PLANNED AND UNPLANNED PREMIUM PAYMENTS

While the policy is in force, the Policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the Policyowner may make premium payments at any interval and by any method We make available. Premium payments must be sent in Good Order. You selected a premium payment schedule in the application and these amounts, along with the amount of the first premium, are designated as the Planned Premium. You may elect not to make a Planned Premium payment at any time.

You may also make premium payments that are not planned, which are referred to as unplanned premiums. If an unplanned premium payment would result in an increase in the Life Insurance Benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy’s Cash Surrender Value. You can call the Service Office noted on the first page of this prospectus to determine if We have received your premium payment.

No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy’s qualification as life insurance under Section 7702 of the IRC.

Subsequent premium payments must be sent in Good Order.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time until the Insured reaches age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium payment will be credited to your policy on the Business Day that it is received in Good Order, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time and that We have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium payment.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy to the Service Office noted on the first page of the prospectus (or any other address We indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in Good Order.

We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period. After the end of the free look period, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions or the Fixed Account according to the instructions on your Premium Allocation Form. If you cancel your policy, however, We will pay you only the greater of (a) your policy’s Cash Value calculated as of the Business Day either the Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

DEDUCTIONS FROM PREMIUMS, GPT, PREMIUM ALLOCATION

We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of initial and subsequent premium payments is subject to the suitability standards of the selling broker-dealer (including those of Our affiliated broker-dealer, NYLIFE Securities).

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See “Policy Payment Information—Life Insurance Benefit Options” for more information. You may call the Service Office noted on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form in Good Order. Your revised premium allocation selections will be effective as of the

Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages may contain up to two decimal places and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, We will reverse allocations to the Allocation Alternatives chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time We agree to reinstate it.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can apply in writing to increase the Face Amount of the policy under certain circumstances. To increase the Face Amount of your policy, you must send a written request in Good Order. The amount of an increase in Face Amount is subject to Our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the request for the increase. An increase in Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.

In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in Good Order.

A decrease in the Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the Policyowner’s signed request for the decrease in Good Order. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount of $25,000. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Target Face Amount decrease.

The Policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in the Face Amount (or for policyowners who have elected to include a term rider, the Target Face Amount) will cause a corresponding change in the Target Premium.

POLICY PROCEEDS

We will pay proceeds to your Beneficiary in one sum when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus 2)	any additional death benefits available under the term riders you have chosen;

less 3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

less 4)	any outstanding policy charges;

plus 5)	any interest on these proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. We set the interest rate each year. This rate will be 3% per year, and will not be less than that required by law.

See “Life Insurance Benefit Options” for more information.

Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the Life Insurance Benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See “Federal Income Tax Considerations.”

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the date the insured reaches 100 or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the insured last resided, as shown on Our books and records, or to Delaware (Our state of domicile). This escheatment is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact Us at 1 (888) 695-4748 or send written notice to NYLIAC at the address noted on the first page of this prospectus (or any other address We indicate to you in writing).

BENEFICIARIES OR PAYEES

The Beneficiary is the person(s) or entity(ies) you have specified in Our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s Beneficiary:

•	You name the Beneficiary when you apply for the policy.

•	You can elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one Beneficiary per class.

•

To change a revocable Beneficiary while the Insured is living, you must send a written request in Good Order. Generally, the change will take effect as of the date the request is signed subject to any payments We made or actions We have already taken.

•

If no Beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, We will generally pay any Cash Surrender Value, Alternative Cash Surrender Value, if applicable, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after We receive all of the necessary requirements in Good Order.

•	We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, the Alternative Cash Surrender Value, or the Policy Proceeds during any period that:

(a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

(b) the SEC, by order, permits Us to delay payment in order to protect Our Policyowners.

•	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

•

We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or Policy Proceeds. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, Policy Proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We will pay interest on Policy Proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law.

Payment Options

We will pay the Policy Proceeds in one sum unless the Beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, We may pay any unpaid amount or present value in one sum.

Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year and not less than that required by law.

•	Interest Accumulation Option (Option 1 A)

Under this option, the portion of the Policy Proceeds the Beneficiary chooses to keep with Us will earn interest each year. The Beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, We will pay interest on all or part of the Policy Proceeds you choose to keep with Us. We will pay interest monthly, quarterly, semi-annually or annually, as directed, on amounts remaining on deposit with Us.

•	Life Income Option (Option 2)

Under this option, We make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table “a” with Projection Scale G and with interest compounded each year at 3%.

If you make a written request to the Service Office, in Good Order, We will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, We increase or decrease the payee’s age at that time, as follows:

2013-2016	2017-2026	2027-2036	2037 and later
0	–1	–2	–3

A decrease in the payee’s age results in lower payments than if no decrease was made.

Electing or Changing a Payment Option

While the Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request in Good Order. You can also name or change one or more of the Beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)

After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies Us in writing to the Service Office and We agree.

If We agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, We may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in Our General Account.

LIFE INSURANCE BENEFIT OPTIONS

Policy Proceeds are payable under the policy to the named Beneficiary when the Insured dies. Upon receiving due proof of death in Good Order, We will pay the Beneficiary the Life Insurance Benefit determined as of the date the Insured dies as part of the Policy Proceeds. All or part of the Policy Proceeds can be paid in cash or applied under one or more of Our payment options described under “Policy Payment Information—When We Pay Policy Proceeds—Payment Options.”

The amount of the Life Insurance Benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. You may choose one of three Life Insurance Benefit Options:

(1) Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(2) Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(3) Life Insurance Benefit Option 3 provides a Life Insurance benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash

Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. The value of any benefit provided by a term rider is added to the amount of the Life Insurance Benefit. We pay interest on the Policy Proceeds from the date of death to the date the Policy Proceeds are paid or a payment option becomes effective. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

SELECTION OF LIFE INSURANCE BENEFIT TABLE

Under any of the Life Insurance Benefit Options, the Life Insurance Benefit cannot be less than the policy’s Alternative Cash Surrender Value times a percentage determined from the appropriate IRC Section 7702 test. You may choose either the “Corridor” table or the “CVAT” table, before the policy is issued. The Life Insurance Benefit will vary depending on which table you select. You can find the table that contains the percentages in the Policy Data Pages.

Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a GPT and a cash value corridor test or (2) a CVAT. The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the CVAT. A policy using the Corridor table must also satisfy the GPT of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic Life Insurance Benefit increase. Any such automatic increase in the Life Insurance Benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the Face Amount, so long as the policy remains in force.

Example 1: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the GPT Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	215%	215%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$107,500	$86,000
(5) Life Insurance Benefit = Greater of (1) and (4)	$107,500	$100,000

Example 2: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	288%	288%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$144,000	$115,200
(5) Life Insurance Benefit = Greater of (1) and (4)	$144,000	$115,200

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first policy anniversary, the Policyowner can change the Life Insurance Benefit Option. However, changes to Life Insurance Benefit Option 3 will not be allowed at any time. We reserve the right to limit the number of changes to the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the Policyowner’s signed request. The Face Amount of the policy after a change in option will be an amount that results in the Life Insurance Benefit after the change being equal to the Life Insurance Benefit before the change. For example, if you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below Our minimum amount requirements.

In order to change your Life Insurance Benefit Option, you must submit a signed written request in Good Order.

ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

A successor Policyowner can be named in the application, or in a signed written request in Good Order. The successor Policyowner will become the new Policyowner when the original Policyowner dies, if the original Policyowner dies before the Insured. If no successor Policyowner survives the original Policyowner and the original Policyowner dies before the Insured, the original Policyowner’s estate becomes the new Policyowner.

The Policyowner can also change the Policyowner by sending a signed written request in Good Order. When this change takes effect, all rights of ownership in this policy will pass to the new Policyowner.

When We record a change of Policyowner or successor Policyowner, these changes will take effect as of the date of the Policyowner’s signed notice. This is subject to any payments We made or action We took before recording these changes. We may require that these changes be endorsed in the policy. Changing the Policyowner or naming a new successor Policyowner cancels any prior choice of Policyowner or successor Policyowner, respectively, but does not change the Beneficiary.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, We must bring any legal action contesting the validity of your policy within two years of the Issue Date. After that, We cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. However, for any increase(s) in Face Amount, Target Face Amount, or Term Insurance Benefit provided by a rider, other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. This includes when the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit under any attached rider. In such cases, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective. If this policy ends and is reinstated, We will not contest the policy after it has been in effect during the lifetime of the Insured for two years from the date of reinstatement.

SUICIDE

If the Insured commits suicide within two years from the Issue Date or less where required by law, and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

If the Policyowner increased the Face Amount, Target Face Amount or Term Insurance Benefit, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to such an increase the only amount payable with respect to that increase will be the total cost of insurance We deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit under any attached rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective.

MISSTATEMENT OF AGE OR GENDER

If the Insured’s age or gender is misstated in the policy application, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Life Insurance Benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on Us, We must receive a signed copy of such assignment in Good Order. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.)

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can make a partial withdrawal from the policy’s Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Investment Divisions and/or the Fixed Account in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount will be reduced by the amount of the withdrawal. To withdraw funds from the policy, We must receive your signed request in Good Order.

We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below Our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

For policies where Life Insurance Benefit Option 1 is in effect, the Face Amount will be reduced by the greater of (a) or (b) where:

(a) is zero, or

(b) the amount of the partial withdrawal less the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal.

If the above results in zero or a negative amount, no adjustment will be made to the Face Amount.

For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

For policies where Life Insurance Benefit Option 3 is in effect, a partial withdrawal will first reduce the Cumulative Premium Amount and may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b) where:

(a) is zero, and (b) is the excess, if any, of the partial withdrawal over the Cumulative Premium Amount immediately prior to the partial withdrawal less the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal.

If the above results in zero or a negative amount, there will be no adjustment in the policy’s Face Amount.

Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the Policyowner’s signed request in Good Order.

A partial withdrawal may result in taxable income to you and a 10% penalty may apply. (See “Federal Income Tax Considerations”.)

SURRENDERS

CASH VALUE

The Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (“ACSV”) is equal to the policy’s Cash Value plus the value of the DPL Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

Upon surrender, you will receive the full Cash Surrender Value, or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request, in Good Order, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at the Service Office.

You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

CorpExec VUL II:

The DPL Account value during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year.

The DPL Account value on each Monthly Deduction Day on and or after the first policy anniversary will be equal to (a) multiplied by (b), where:

(a) is the cumulative sales expense charge and state and federal premium tax charges; and

(b) is (i) divided by (ii), where:

         (i) is the number of Monthly Deduction Days remaining until the 7th Policy Anniversary; and

         (ii) 72.

After the first seven policy years or upon termination of the policy, the value of the DPL Account is zero.

CorpExec VUL III:

The DPL Account value during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year. Beginning on the first policy anniversary and continuing until the 8th policy anniversary, the DPL Account will be amortized monthly on a straight-line basis. The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) plus (b) minus (c), where:

(a) is the value of the DPL Account as of the prior Monthly Deduction Day;

(b) is the cumulative sales expense charge and state and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day; and

(c) is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 8th policy anniversary.

After the first eight policy years or upon termination of the policy, the value of the DPL Account is zero.

CorpExec VUL IV:

We will credit interest on any amount placed in the DPL Account as of the Business Day We receive it. The value of the DPL Account during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year and interest credited on these amounts. The DPL Account will be amortized on each policy anniversary. The amortized amount will be the value of the DPL Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1	11.1%	Policy Anniversary 6	25.0%
Policy Anniversary 2	12.5%	Policy Anniversary 7	33.3%
Policy Anniversary 3	14.3%	Policy Anniversary 8	50.0%
Policy Anniversary 4	16.7%	Policy Anniversary 9	100.00%
Policy Anniversary 5	20.0%

The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a) is the value of the DPL Account as of the prior Monthly Deduction Day;

(b) is the amount amortized;

(c) is a percentage of the cumulative sales expense charge and state and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	88.9%	Policy Year 6	80.0%
Policy Year 3	87.5%	Policy Year 7	75.0%
Policy Year 4	85.7%	Policy Year 8	66.7%
Policy Year 5	83.3%	Policy Year 9	50.0%

and (d) is the interest credited for the prior month.

The interest credited to the DPL Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

After the first nine policy years or upon termination of the policy, the value of the DPL Account is zero.

CorpExec VUL V:

We will credit interest on any amount placed in the DPL Account. The value of the DPL Account during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year and interest credited on these amounts. The DPL Account will be amortized on each policy anniversary. The amortized amount will be the value of the DPL Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1	9.5%	Policy Anniversary 6	20.0%
Policy Anniversary 2	10.0%	Policy Anniversary 7	23.0%
Policy Anniversary 3	10.5%	Policy Anniversary 8	24.0%
Policy Anniversary 4	12.0%	Policy Anniversary 9	25.0%
Policy Anniversary 5	17.0%	Policy Anniversary 10	100.0%

The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a) is the value of the DPL Account as of the prior Monthly Deduction Day;

(b) is the amount amortized;

(c) is a percentage of the cumulative sales expense charge and state and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	90.5%	Policy Year 7	80.0%
Policy Year 3	90.0%	Policy Year 8	77.0%
Policy Year 4	89.5%	Policy Year 9	76.0%
Policy Year 5	88.0%	Policy Year 10	75.0%
Policy Year 6	83.0%

and (d) is the interest credited for the prior month.

The interest credited to the DPL Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

After the first ten policy years or upon termination of the policy, the value of the DPL Account is zero.

REQUESTING A SURRENDER

To surrender the policy, you must send a written request in Good Order. Surrender requests may also be accepted via fax or e-mail.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE’s close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day We receive your surrender request. A surrender may result in taxable income and penalty tax to you. See “Federal Income Tax Considerations” for more information.

LOANS

Using the policy as sole security, you may borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of an amount equal to your policy’s Cash Surrender Value. Your state may have a different limit for loan value. See your policy for more information.

LOAN ACCOUNT

The Loan Account secures any Policy Debt, and is part of Our General Account. When you request a loan, an amount is transferred to the Loan Account from the Investment Divisions and/or the Fixed Account (on a pro-rata basis unless you request otherwise) equal to: (1) the requested loan amount; plus (2) the loan interest to the next policy anniversary; plus (3) any Policy Debt; minus (4) the amount in the Loan Account before these transfers. The effective date of the loan is the Business Day We receive your loan request in Good Order, if We receive it before the close of regular trading on the New York Stock Exchange, generally 4 P.M. EST. Requests received after the New York Stock Exchange closes are effective the next Business Day.

The value in the Loan Account will never be less than (a + b) – c, where:

a = the amount in the Loan Account on the prior policy anniversary;

b = the amount of any loan taken since the prior policy anniversary; and

c = any loan amount repaid since the prior policy anniversary.

On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred will be allocated according to the Policyowner’s premium allocation in effect at the time of transfer unless the Policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

The amount held in the Loan Account earns interest at a rate We determine which will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Data Page, and (2) the effective annual loan rate less 2%. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the effective annual rate We charge for loan interest. These rates are not guaranteed, and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

While the guaranteed maximum annual loan interest rate is 6.00%, currently We charge an effective annual loan interest rate of 4.00%, payable in arrears. This current rate is determined by Us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Any loan interest that you do not pay as of the policy anniversary will become part of the loan, and will also accrue interest. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

If We have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

(1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

(2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

(3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the Policyowner of that increase at least 30 days prior to the effective date of the increase.

(5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under “Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by Us will be applied as directed by the Policyowner.

If a loan is outstanding when the Policy Proceeds or surrender proceeds become payable, We will deduct the amount of any Policy Debt from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, We will mail a notice to the Policyowner at the last known address, and a copy to the last known assignee on Our records. All insurance will end 31 days after the date on which We mail that notice to the Policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. This could result in a taxable gain and penalty tax to you. (See “TERMINATION AND REINSTATEMENT—Reinstatement Option.”)

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your policy’s Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you. (See “Federal Income Tax Considerations” for more information.) Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on Our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

If the Insured dies during the late period, We will pay the Policy Proceeds to the Beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

A Policyowner can apply to reinstate the policy (and any other benefits provided by riders) by sending a written request for reinstatement in Good Order within five years after the policy is terminated if the Policyowner did not surrender it for its full Cash Surrender Value or, if applicable, Alternative Cash Surrender Value. When the Policyowner applies for reinstatement, the Policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 3 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement that is in Good Order.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on Our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends, received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with Our receipt of premiums. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. No other charge is currently made to the Separate Account for Our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for Our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the Policyowner, We believe that the Policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy Beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyowner for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyowner provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are owners of more than 5 percent of the employer, employees who for the preceding year received in excess of $120,000 (for 2017), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated Beneficiary of the insured under the policy (other than the policyowner), a trust established for either the family member’s or Beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, Beneficiary, trust or estate.

Policyowners that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under Our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The IRS is considering the status of a life insurance policy after the Insured reaches, in the case of this policy, age 100. The IRS has not issued final guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the Insured becomes age 100 and that the Policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the Insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value or Alternative Cash Surrender Value, if applicable, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value, or Alternative Cash Surrender Value, as the case may be, less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, a full surrender, or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value or, if applicable the Alternative Cash Surrender Value, is more than the Cumulative Premium Amount you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the Policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate Policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the Policy Proceeds received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the Policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

QUALIFIED PLANS

The policies may not be used with qualified plans.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to

non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments beginning July 1, 2014.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer (“GST”) taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have GST tax consequences under federal tax law.

The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, GST and other taxes.

For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-7, and 1.5% for Policy Years 8-10. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for policy years 5-10.

The total commissions paid during the fiscal years ended December 31, 2016, 2015 and 2014 were $0.00, $12,867, and $169,328, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive service fees and/or compensation based on a percentage of a policy’s Cash Value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

Although the policies are no longer sold, premium payments are accepted on a continuous basis.

Please refer to the Statement of Additional Information (“SAI”) for additional information on distribution and compensation arrangements. The SAI is posted on Our website, www.newyorklife.com. For a paper copy of the SAI, call (888) 695-4748 or write to the Service Office noted on the first page of this prospectus.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing your policy’s Cash Value, Cash Surrender Value, (and, if applicable, Alternative Cash Surrender Value), and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify Us within 15 days of the date of the statement.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 (including the report of the independent registered public accounting firm) and the

Separate Account statement of assets and liabilities as of December 31, 2016, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

STATE VARIATIONS

The following lists some of the variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review your policy.

California:

Free Look. Within 20 days after delivery (30 days if you are 60 or more and you, not your employer, own the policy), you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date We are notified. The amount We refund will equal the policy’s Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

District of Columbia:

Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

New York:

Free Look. Within 10 days after delivery, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

North Carolina:

Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

Oklahoma:

Free Look. Within 20 days after delivery, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CorpExec VUL. The SAI is available without charge upon request. You can request the SAI by mail by contacting NYLIAC at the Service Office listed on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on Our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Information about CorpExec VUL, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration, or more information about your policy, contact your Registered Representative or call Us at (888) 695-4748.

SEC File Number: 811-07697

Statement of Additional Information

dated

May 1, 2017

for

Corporate Executive Series

Variable Universal Life Policies

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL prospectus dated May 1, 2017 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL prospectus.

CorpExec VUL is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

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DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-7, and 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for Policy Years 5-10.

The commissions paid during the fiscal years ended December 31, 2016, 2015 and 2014 were $0.00, $12,867 and $169,328, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

The Newport Group, Inc., 300 International Parkway, Suite 270, Heathrow, Florida 32746 is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2016, in addition to the commissions described above, the Newport Group, Inc. received override payments of $154,258 based on persistency and premiums paid under the policies it services.

AFS Securities, LLC, 404 Wyman Street, Suite 100, Waltham, Massachusetts is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2016, in addition to the commissions described above, AFS Securities, LLC received override payments of $20,887 based on commissions and/or service fees paid and a percentage of cash value under the policies it services.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

Although the policies are no longer sold, premium payments are accepted on a continuous basis.

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FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2016 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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New York Life Insurance and Annuity Corporation

CorpExec VUL VI

Corporate Executive Series Variable Universal Life

Prospectus—May 1, 2017

A flexible premium corporate sponsored variable life insurance policy offered to individuals under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

Please use the following address to send policy premium payments and service requests to Us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors, LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway, Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

Fax: (913) 906-4129

E-mail: NYLAMN_ Service@newyorklife.com

This prospectus describes NYLIAC CorpExec VUL VI, which is part of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies. The other policies in the NYLIAC Corporate Executive Series are described in a separate prospectus. In this prospectus, the words “We,” “Our” or “Us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

2

The CEVUL VI Policy may not be available in your jurisdiction. Please ask your registered representative for more information.

3

SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of CorpExec VUL. Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before you purchase or make additional premium payments to a policy. More complete and detailed information regarding these features is provided later in this prospectus and in the SAI.

Benefits

Protection

The policy offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

The policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions and/or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

•	the number of Accumulation Units held in each Investment Division for the policy;

•	the performance of each Investment Division in the Separate Account;

•	the amount in and the interest credited on the amount held in the Fixed Account, if any; and

•	the amount in and the interest rate credited on the amount held in the Loan Account, if any.

With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your needs.

Liquidity through Loans

Using the policy as sole security, you may borrow any amount up to the loan value of the policy.

Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of an amount equal to the Cash Value less any Policy Debt.

Liquidity through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy, within limits. Partial withdrawals will reduce the policy’s Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount, and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy’s Face Amount to drop below Our minimum amount, We reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event. Partial withdrawal requests must be made in writing and must be in Good Order. (See “Partial Withdrawals and Surrenders—Partial Withdrawals”.)

Allocation Alternatives

After We deduct the sales expense charge and the state and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 125 Allocation Alternatives (120 of which are available to all policyowners). Certain policies can allocate among up to 35 Allocation Alternatives; please contact Us for more information. The Allocation Alternatives consist of 124 Investment Divisions (119 of

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which are available to all policyowners) and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

Change the Amount of Coverage

After the first Policy Year, you may request an increase or decrease in the policy’s Face Amount. In order to request an increase or decrease in the policy’s Face Amount, you must send a written request in Good Order. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and Our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the Term Insurance Benefit rather than increasing the Face Amount under your policy.

Three Life Insurance Benefit Options

The policy offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

•

Option 1—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•

Option 2—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value, or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

•

Option 3—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

Under these options, if the Insured dies on or after the policy anniversary on which the Insured is age 100, the Life Insurance Benefit will equal the Alternative Cash Surrender Value less any Policy Debt.

Automated Investment Features

There are two administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging. Please see “Description of the Policy-Options Available at No Additional Charge” for complete information.

Additional Benefits through Riders

The policy offers additional insurance coverage and other benefits through the Supplementary Term Rider. This rider has a cost associated with it.

•

Supplementary Term Rider (“STR”). The Supplementary Term Rider allows term insurance coverage to be added to the permanent life insurance coverage provided by the base policy, thus increasing the overall amount of life insurance coverage. The blend of base policy life insurance coverage and STR life insurance coverage affects the sales expense charges and cost of insurance charges that you pay and the compensation the registered representative selling your policy receives. Generally, the STR offers life insurance coverage that is less expensive (particularly for younger insureds) than base policy coverage, but offers no cash value accumulation.

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For some policies, you may select the proportion of base coverage and term coverage. You should carefully consider the total amount of insurance coverage needed, and the need for permanent cash value life insurance, when deciding how much term coverage, if any, to add to the base policy coverage. You should also consider how the proportion of base coverage and term coverage you choose affects policy charges.

While you cannot change the initial proportion of base and term coverage chosen, you may make certain changes after your policy is issued. Before you purchase a policy, you should carefully consider both the cost of the pre-selected blend of coverage offered to you and whether the blend meets your life insurance needs.

Please see “Description of the Policy – Additional Benefits Through Riders – Supplementary Term Rider” for complete information about the STR, including factors to consider in determining the coverage blend and limits on changes in the amount of term coverage after your policy is issued.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life. New York Life has more than 170 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC’s General Account, are applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its ability to pay claims and are not backed or guaranteed by New York Life.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objectives.

Risk of Termination (especially on minimally-funded policies)

The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force.

Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into pre-lapse status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or Life Insurance Benefit. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

We will mail a notice to the Policyowner at the last known address, and a copy to the last known assignee on Our records, if applicable, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the Policy Proceeds. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

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There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and the STR, if elected when the policy was first purchased) under certain circumstances. See “Termination and Reinstatement— Reinstatement Option.”

Potential for Increased Charges

The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Termination from Policy Loans

The larger a loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the Cumulative Premium Amount, a policy surrender or lapse will result in a taxable event to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Portfolio Risks

A discussion of the risks of allocating Cash Value to one or more of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Cybersecurity Risk

NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber attack risks that are common to all insurers and financial service providers. (See “Management and Organization – Cybersecurity Risks” for more information on cybersecurity risks.)

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Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege could disadvantage or potentially hurt the rights or interests of other policyowners. Generally, We require that all transfer requests be submitted in writing through the U.S. Mail or an overnight carrier. However, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	Increased administrative and Fund brokerage expenses and/or

•	Dilution of the interests of long-term investors.

An underlying Fund may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing Us from implementing your request for a transfer. (See “Description of the Policy - Limits on Transfers” for more information on the risks of frequent trading.)

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make premium payments under the policy, make a partial withdrawal, or transfer Cash Value between Allocation Alternatives.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 14.00% of premiums paid[1] Guaranteed maximum: 15.75% of premiums paid[2]

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 2.00% of premiums paid[3] Guaranteed maximum: 3.00% of premiums paid

State Premium Tax Charge or premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid[4] Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes

State Premium Tax Charge or premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid[4] Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes

Federal Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.25% of premiums paid[5] Guaranteed maximum: 1.25% of premiums paid, subject to tax law changes

Transfer Charge	When premium payment is applied up to age 100	Current: No charge Guaranteed maximum: $30 per transfer after 12 transfers in a Policy Year

Partial Withdrawal Charge	When premium payment is applied up to age 100	Current: No charge Guaranteed maximum: $25

[1]	Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.
[2]	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 11.75% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.
[3]	Current sales expense charges for premium payments made over the Target Premium are 2.00% in Years 1-7 and 0.00% in Years 8 and beyond.
[4]	Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.
[5]	Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

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The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge[1]	Each Monthly Deduction Day applied to Age 100

Guaranteed Maximum: $83.33 per $1,000 of Net Amount at Risk[2]

Guaranteed Minimum: $0.04 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.22 per $1,000 of Net Amount at Risk (Guaranteed Maximum Charge for Representative Insured)

Monthly Contract Charge	Each Monthly Deduction Day	Current: $0.00 Policy Year 1, $5.00 thereafter ($60.00 annually) Guaranteed Maximum: $11.00 ($132 annually)

Mortality and Expense Risk Charge as a % of Accumulation Value	Each Monthly Deduction Day

Current: An annual rate of 0.25% in Policy Year 1 0.45% in Policy Years 2-10 and 0.25% thereafter of the Accumulation Value[3]

Guaranteed Maximum: An annual rate of 0.90% of the average daily Accumulation Value

Loan Interest	Monthly while loan balance is outstanding	Current: 4.00% per year. Guaranteed Maximum: 6.00% per year.

Rider Supplementary Term Rider[1]	Each Monthly Deduction Day until the rider expires

Guaranteed Maximum: $83.33 per $1,000 of Term Insurance Benefit.

Guaranteed Minimum: $0.04 per $1,000 of Term Insurance Benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.22 per $1,000 of Term Insurance Benefit.

[1]

This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.

[2]	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.0032737 minus the policy’s Alternative Cash Surrender Value. See “Life Insurance Benefit Options” for more information.
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We may increase or decrease the current Mortality and Expense Risk charge if the mortality risk profile of Policyowners changes, or if a change in law, regulation or administrative interpretation thereof affects Our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases Our after-tax cost of doing business, or if Our costs of doing business change for any other reason. We will notify Policyowners at least 30 days before the change by prospectus supplement and letter.

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The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2016. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1,2

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.10%	3.91%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2016. This information is provided by the Funds and their agents. The information is based on 2016 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund company assets, including management fees, distribution (12b-1) fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Reallocation.

Accumulation Unit: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 124 Investment Divisions of the Separate Account (119 of which are available to all policyowners) and the Fixed Account. Generally, policyowners may invest their Net Premiums in a total of 20 Allocation Alternatives at any one time but certain policies may invest in 35 Allocation Alternatives.

Alternative Cash Surrender Value (“ACSV”): The Cash Value of the policy plus the value of the DPL Account.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less Policy Debt.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

CorpExec VUL: CorpExec VUL VI, a series of NYLIAC Corporate Executive Variable Universal Life insurance.

Cumulative Premium Amount: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This amount is used to calculate Life Insurance Benefit Option 3.

DPL Account: The Deferred Premium Load Account, an account representing a portion of the cumulative sales expense charge and state and federal premium tax charges collected.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

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Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner at the time of issue. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC’s General Account.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Good Order: We consider a notice, request or transaction to be in “Good Order” if it complies generally with our administrative procedures, and the required information is complete and correct. We may delay or reject a notice, request or a transaction if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested notice, request or transaction in writing at the Service Office noted on the first page of this prospectus (or, if permitted, by telephone or electronically to NYLAMN_Service@newyorklife.com), along with all forms and other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular notice, request or transaction is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form, notice or request.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policy insures.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date We issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC’s General Account.

Monthly Deduction Day: The date as of which We deduct from Cash Value the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of the STR. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives We have insured under Our policies will not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).

Net Premium: Premium you pay less the sales expense charge and the state and federal premium tax charges.

New York Life: New York Life Insurance Company.

NYLIAC: New York Life Insurance and Annuity Corporation.

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NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

NYSE: The New York Stock Exchange.

Planned Premium: The initial premium and the premium amounts for policy years 2-10 as set forth in the policy application and/or on Policy Data Page 2.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date We use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of any outstanding loans under the policy, including accrued interest.

Policy Proceeds: The benefit We will pay to your Beneficiary when We receive proof that the Insured died while the policy is in effect.

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.

STR: Supplementary Term Rider.

Target Face Amount: The Face Amount of the policy or, for policyowners who have elected to include the STR, the Target Face Amount is the sum of the Face Amount plus the Term Insurance Benefit.

Target Premium: An amount used to determine the Sales Expense Charge that is based on the Face Amount of the policy or the Target Face Amount if the STR is included.

Term Insurance Benefit: The dollar amount of life insurance under the STR as determined at the time of issue. It equals the initial Term Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Term Face Amount.

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation

(a wholly owned subsidiary of New York Life)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

The policy is offered by NYLIAC. Policy assets are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996 or to the Fixed Account.

The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DPL Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to

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the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus; certain options or the STR may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. (See “State Variations” for details.)

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of Our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC’s Fixed Account and the performance of any other Separate Account of NYLIAC.

The Separate Account currently consists of 124 Investment Divisions (119 of the Investment Divisions are available to all policyowners.) Generally, you may invest your Net Premiums in a total of 20 Allocation Alternatives at any one time. Certain policies may invest in a total of 35 Allocation Alternatives; contact Us for more information. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds. While the policy is in force, you may transfer assets between Allocation Alternatives.

OUR RIGHTS

We may take certain actions relating to Our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of Our policyowners.

Specifically, We reserve the right to:

•	add, close or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

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•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

•	change the name of the Separate Account.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in Our General Account, which includes all of Our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of Our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. For policies issued before May 1, 2012, this rate will never be less than 3% per year. For policies issued on or after May 1, 2012, this rate will never be less than 1% per year.

Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

You may reach Us at the Service Office noted on the first page of this prospectus, or if permitted, by telephone or electronically to NYLAMN_Service@newyorklife.com.

All NYLIAC requirements must be met in order for Us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, We will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

Faxed or e-mailed service requests may be acceptable for a limited number of policy transactions.

CYBERSECURITY RISKS

Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners. Therefore, Our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruptions, and unauthorized release of confidential customer (including policyowner and insured) information. Cyber-attacks affecting New York Life, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party service providers may adversely affect Us and Your policy Cash Value. For instance, cyber-attacks may (i) interfere with Our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders with the underlying funds; (ii) impact Our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release and possible destruction of confidential customer or business information; and (iv) subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause Us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds

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underlying your policy to lose value. There can be no assurance that We, the underlying funds or Our service providers will avoid losses affecting Your policy due to cyber-attacks or information security breaches in the future.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each Eligible Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will achieve their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust, all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC, New York Life Investment Management LLC, manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may also receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in Our selection of Funds and Eligible Portfolios. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

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The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses. You should read a Fund’s prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

Funds and Eligible Portfolios	Investment Adviser		Investment Objectives
MainStay VP Funds Trust: MainStay VP Absolute Return Multi-Strategy—Initial Class

New York Life Investment Management LLC (or “New York Life Investments”)*

Subadvisers: Candriam France S.A.S.*, Cornerstone Capital Management Holdings LLC (“CCM”)*; Cushing® Asset Management, LP (“Cushing®”)* and Mackay Shields LLC (“Mackay”)*

		•	Seeks to achieve long-term growth of capital.

MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYL Investors LLC (“NYLI”)*	•	Seeks total return.

MainStay VP Common Stock—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP Convertible—Initial Class	New York Life Investments Subadviser: MacKay	•	Seeks capital appreciation together with current income.

MainStay VP Cornerstone Growth—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP Eagle Small Cap Growth—Initial Class	New York Life Investments Subadviser: Eagle Asset Management, Inc.	•	Seeks long-term capital appreciation.

MainStay VP Emerging Markets Equity—Initial Class	New York Life Investments Subadviser: Candriam Belgium* and CCM	•	Seeks long-term capital appreciation.

MainStay VP Epoch U.S. Equity Yield (formerly MainStay VP ICAP Select Equity)—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	•	Seeks current income and capital appreciation.

MainStay VP Epoch U.S. Small Cap—Initial Class	New York Life Investments Subadviser: Epoch	•	Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

MainStay VP Floating Rate—Initial Class	New York Life Investments Subadviser: NYLI	•	Seeks high current income.

MainStay VP Government—Initial Class	New York Life Investments Subadviser: MacKay	•	Seeks current income.

MainStay VP High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay	•	Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP International Equity—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP Janus Balanced—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC	•	Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP Large Cap Growth—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	•	Seeks long-term growth of capital.

MainStay VP MFS® Utilities—Initial Class	New York Life Investments Subadviser: Massachusetts Financial Services Company	•	Seeks total return.

MainStay VP Mid Cap Core—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP S&P 500 Index—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

MainStay VP Small Cap Core—Initial Class	New York Life Investments Subadviser: CCM	•	Seeks long-term growth of capital.

MainStay VP T. Rowe Price Equity Income—Initial Class	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	•	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

MainStay VP U.S. Government Money Market (formerly MainStay VP Cash Management)—Initial Class	New York Life Investments Subadviser: NYLI	•	Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP VanEck Global Hard Assets—Initial Class	New York Life Investments Subadviser: Van Eck Associates Corporation	•	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

AB® Variable Products Series Fund, Inc.: AB® VPS International Value Portfolio—Class A**	AllianceBernstein L.P.	•	Seeks long-term growth of capital

AB® VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	•	Seeks long-term growth of capital.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc.	•	Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco Advisers, Inc. Subadviser: Invesco Asset Management Limited	•	Seeks total return through growth of capital and current income.

Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	•	Seeks long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund—Series I Shares***	Invesco Advisers, Inc.	•	Seeks long-term growth of capital.

The Alger Portfolios: Alger SMid Cap Growth Portfolio—Class I-2	Fred Alger Management, Inc.	•	Seeks long-term capital appreciation. The Portfolio focuses on smallcap and midcap companies that the Manager believes demonstrate promising growth potential.

American Century Variable Portfolios, Inc.: American Century Investments® VP Inflation Protection Fund—Class II	American Century Investment Management, Inc.	•	Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Investments® VP Mid Cap Value Fund—Class II**	American Century Investment Management, Inc.	•	Seeks long-term capital growth. Income is a secondary objective.

American Century Investments® VP Value Fund—Class II	American Century Investment Management, Inc.	•	Seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series®: American Funds IS® Asset Allocation Fund—Class 1	Capital Research and Management Company (“CRMC”)	•	Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds IS® Global Bond Fund—Class 1	CRMC	•	Seeks long-term, high level total return consistent with prudent investment management.

American Funds IS® Global Growth Fund—Class 1	CRMC	•	Seeks long-term growth of capital.

American Funds IS® Global Small Capitalization Fund—Class 1	CRMC	•	Seeks long-term growth of capital.

American Funds IS® Growth Fund—Class 1	CRMC	•	Seeks growth of capital.

American Funds IS® Growth-Income Fund—Class 1	CRMC	•	Seeks long-term growth of capital and income.

American Funds IS® International Fund—Class 1	CRMC	•	Seeks long-term growth of capital.

American Funds IS® New World Fund®—Class 1	CRMC	•	Seeks long-term capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

BlackRock® Variable Series Funds, Inc.: BlackRock® Global Allocation V.I. Fund—Class I	BlackRock Advisors, LLC	•	Seeks high total investment return.

BlackRock® High Yield V.I. Fund—Class I	BlackRock Advisors, LLC	•	Seeks to maximize total return, consistent with income generation and prudent investment management.

Davis Variable Account Fund, Inc.: Davis Value Portfolio	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers—NY, Inc.	•	Seeks long-term growth of capital.

Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company	•	Seeks long-term capital appreciation.

Delaware VIP® International Value Equity Series—Standard Class	Delaware Management Company	•	Seeks long-term growth without undue risk to principal.

Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	•	Seeks capital appreciation.

Deutsche Investments VIT Funds: Deutsche Small Cap Index VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.	•	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

Deutsche Variable Series I: Deutsche Global Small Cap VIP—Class A	Deutsche Investment Management Americas Inc.	•	Seeks above-average capital appreciation over the long term.

Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	•	Seeks capital appreciation.

Deutsche Small Mid Cap Value VIP—Class A	Deutsche Investment Management Americas Inc.	•	Seeks long-term capital appreciation.

DFA Investment Dimensions Group Inc.: DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	•	To provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

DFA VA Global Moderate Allocation Portfolio	Dimensional Fund Advisors LP	•	Seeks total return consisting of capital appreciation and current income.

DFA VA International Small Portfolio	Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	•	To achieve long-term capital appreciation.

DFA VA U.S. Large Value Portfolio	Dimensional Fund Advisors LP	•	To achieve long-term capital appreciation.

DFA VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP	•	To achieve long-term capital appreciation.

DFA VIT Inflation-Protected Securities Portfolio	Dimensional Fund Advisors LP Subadvisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	•	To provide inflation protection and earn current income consistent with inflation-protected securities.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Shares	The Dreyfus Corporation	•	Seeks capital appreciation.

Fidelity® Variable Insurance Products Funds: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (“FMR”) Subadvisers: FMR Co., Inc., an affiliate of FMR (“FMRC”), and other investment advisers	•	Seeks long-term capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Fidelity® VIP Equity-Income Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2010 Portfolio—Initial Class	FMRC	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2020 Portfolio—Initial Class	FMRC	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 Portfolio—Initial Class	FMRC	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2040 Portfolio—Initial Class	FMRC	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2050 Portfolio—Initial Class	FMRC	•	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Government Money Market Portfolio—Initial Class	FMR Subadvisers: Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers	•	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fidelity® VIP Growth Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks to achieve capital appreciation.

Fidelity® VIP Index 500 Portfolio—Initial Class	FMR Subadvisers: FMRC and Geode Capital Management, Inc.	•	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	FMR Subadvisers: FIMM and other investment advisers	•	Seeks as high a level of current income as is consistent with the preservation of capital.

Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks long-term growth of capital.

Fidelity® VIP Overseas Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks long-term growth of capital.

Fidelity® VIP Real Estate Portfolio—Initial Class	Fidelity SelectCo, LLC, an affiliate of FMR Subadvisers: FMRC and other investment advisers	•	Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.

Fidelity® VIP Strategic Income Portfolio—Initial Class	FMR Subadvisers: FIMM, FMRC, FIL Investment Advisors (UK) Limited and other investment advisers	•	Seeks a high level of current income and may also seek capital appreciation.

Fidelity® VIP Value Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	•	Seeks capital appreciation.

Fidelity® VIP Value Strategies Portfolio—Service Class 2	FMR Subadvisers: FMRC and other investment advisers	•	Seeks capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Janus Aspen Series: Janus Aspen Enterprise Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Janus Aspen Flexible Bond Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks to obtain maximum total return, consistent with preservation of capital.

Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Janus Aspen Global Research Portfolio—Institutional Shares	Janus Capital Management LLC	•	Seeks long-term growth of capital.

Lazard Retirement Series, Inc.: Lazard Retirement International Equity Portfolio—Service Shares	Lazard Asset Management LLC	•	Seeks long-term capital appreciation.

Legg Mason Partners Variable Equity Trust: ClearBridge Variable Large Cap Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	•	Seeks long-term growth of capital.

Lincoln Variable Insurance Products Trust: LVIP Baron Growth Opportunities Fund—Service Class	Lincoln Investment Advisors Corporation Subadviser—BAMCO, Inc.	•	Seeks capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

LVIP Mondrian International Value Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: Mondrian Investment Partners Limited	•	Seeks long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.

LVIP SSgA Bond Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

LVIP SSgA Developed International 150 Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to maximize long-term capital appreciation.

LVIP SSgA Emerging Markets 100 Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to maximize long-term capital appreciation.

LVIP SSgA International Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	•	Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non U.S.-foreign securities.

Lord Abbett Series Fund, Inc.: Lord Abbett Series Fund Developing Growth Portfolio—Class VC	Lord, Abbett & Co. LLC (“Lord Abbett”)	•	Seeks long-term growth of capital.

Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	Lord Abbett	•	Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance Trust: MFS® Value Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	•	Seeks capital appreciation.

MFS® Variable Insurance Trust II: MFS® Global Tactical Allocation Portfolio—Initial Class	MFS	•	Seeks total return.

MFS® International Value Portfolio—Initial Class	MFS	•	Seeks capital appreciation.

MFS® Variable Insurance Trust III: MFS® Global Real Estate Portfolio—Initial Class	MFS	•	Seeks total return.

MFS® Mid Cap Value Portfolio—Initial Class	MFS	•	Seeks capital appreciation.

Morgan Stanley Variable Insurance Fund, Inc.: Morgan Stanley VIF Emerging Markets Debt Portfolio (formerly UIF Emerging Markets Debt Portfolio)—Class I	Morgan Stanley Investment Management Inc. (“MSIM”)	•	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

Morgan Stanley VIF Global Infrastructure Portfolio (formerly UIF Global Infrastructure Portfolio)— Class I	MSIM and Morgan Stanley Investment Management Limited	•	Seeks both capital appreciation and current income.

Morgan Stanley VIF U.S. Real Estate Portfolio (formerly UIF U.S. Real Estate Portfolio)—Class I	MSIM	•	Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Large Cap Value Portfolio—Class I	Neuberger Berman Investment Advisers LLC	•	Seeks long-term growth of capital.

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I	Neuberger Berman Investment Advisers LLC	•	Seeks growth of capital.

Northern Lights Variable Trust: TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks capital appreciation.

TOPS® Balanced ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks income and capital appreciation.

TOPS® Conservative ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks to preserve capital and provide moderate income and moderate capital appreciation.

TOPS® Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks capital appreciation.

TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC Subadviser: Milliman, Inc.	•	Seeks capital appreciation.

Oppenheimer Variable Account Funds: Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	OFI Global Asset Management Inc. Subadviser: OppenheimerFunds, Inc.	•	Seeks capital appreciation.

Oppenheimer Total Return Bond Fund/VA (formerly Oppenheimer Core Bond Fund/VA)—Non-Service Shares**	OFI Global Asset Management Inc. Subadviser: OppenheimerFunds, Inc.	•	Seeks total return.

PIMCO Variable Insurance Trust: PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	Pacific Investment Management Company LLC (“PIMCO”)	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT High Yield Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio—Administrative Class	PIMCO	•	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio—Administrative Class	PIMCO	•	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

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Funds and Eligible Portfolios	Investment Adviser		Investment Objectives

T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to provide long-term capital growth. Income is a secondary objective.

T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.

T. Rowe Price New America Growth Portfolio	T. Rowe Price Associates, Inc.	•	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price Associates, Inc.	•	Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.

T. Rowe Price Fixed Income Series, Inc.: T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc.	•	Seeks a high level of income consistent with moderate fluctuations in principal value.

T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	T. Rowe Price Associates, Inc. Subadviser: T. Rowe Price International Ltd. and T. Rowe Price Singapore Private Ltd.	•	Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.

VanEck VIP Trust: VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares***	Van Eck Associates Corporation	•	Seeks high total return-income plus capital appreciation-by investing globally, primarily in a variety of debt securities.

Voya Variable Portfolios, Inc.: Voya Russell™ Mid Cap Index Portfolio—Class I	Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	•	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.

Voya Small Company Portfolio—Class I	Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	•	Seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations.

*	An affiliate of NYLIAC.
**	Premiums or transfers will only be accepted into this Investment Division from policyowners already invested in this Investment Division. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.
***	No premiums or transfers will be accepted into this Investment Division. Policyowners who remove any Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing your specific Investment Divisions or the amounts allocated to each within your policy. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Although We do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management

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strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Cash Value. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives. (Certain policies may allocate among 35 Allocation Alternatives; contact Us for more information.)

Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

MONEY MARKET FUND FEES AND GATES

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all Policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities, and/or repurchase agreements that are secured by cash or U.S. government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio and the Fidelity® VIP Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals, and benefit payments from the portfolio.

INVESTMENT RETURN

The investment return of a policy is based on:

•	the number of Accumulation Units held in each Investment Division for that policy;

•	the investment experience of each Investment Division as measured by its actual net rate of return;

•	the amount in and the interest rate credited on amounts held in the Fixed Account, if any and

•	the amount in and the interest rate credited on amounts held in the Loan Account, if any.

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The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, and any dividend or capital gains distributions declared by the Fund. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

Funds may lose value; are not guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the monthly contract charge, sales expense charge, state and federal premium tax charges, cost of insurance charge, Mortality and Expense Risk charges or STR charges.

Performance data for the Investment Divisions may be compared in advertisements, sales literature or other marketing materials, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody’s (for financial stability and strength) and Standard and Poor’s and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from Our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in Our own right, We may decide to do so.

While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

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CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges.

DEDUCTIONS FROM PREMIUM PAYMENTS

When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

SALES EXPENSE CHARGE

We reserve the right to increase this charge in the future, but it will never exceed the maximums stated below. The amount of the sales expense charge in a Policy Year is not necessarily related to Our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

Current—The sales expense charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 14.00% from any premiums paid up to the Target Premium. Once the Target Premium for that first Policy Year has been reached, We currently deduct a sales expense charge of 2.00% from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, We currently expect to deduct a sales expense charge of 10.00% from any premiums paid up to the Target Premium. Once the Target Premium for each of those Policy Years has been reached, We expect to deduct a sales expense charge of 2.00% from any additional premiums paid in Policy Years two through five. (3) During Policy Years six and seven, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for each of those Policy Years. Once the Target Premium for either such Policy Year has been reached, We expect to deduct a sales expense charge of 2.00% from any additional premiums paid in such Policy Years. (4) Beginning in the eighth Policy Year, We do not currently expect to deduct a sales expense charge from any premiums paid.

Guaranteed maximum—During the first Policy Year, We guarantee that any sales expense charge We deduct will never exceed 15.75% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums in that Policy Year. During Policy Years 2-7, We guarantee that any sales expense charge We deduct will never exceed 11.75% of any premiums paid up to the Target Premium. Once the Target Premium for each of those Policy Years has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums in each of these Policy Years. Beginning in the eighth Policy Year, We guarantee that any sales expense charge We deduct will never exceed 5.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums paid in that Policy Year.

The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy or, for policyowners who have elected the STR, on the Target Face Amount of the policy. Any change to the policy which results in a change to the Target Face Amount, will change the Target Premium.

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies. State premium tax rates vary from state to state and currently range from 0% to 3.50% of the premium payment (and sometimes higher in certain jurisdictions).

We may increase this charge to reflect changes in applicable law. The amount We deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2.00%) represents the approximate average of taxes assessed by the jurisdictions.

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During the first 7 Policy Years, We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. We will not impose a state premium tax charge greater than 2.00% unless there is a change in applicable law.

Beginning in the eighth Policy Year, We currently expect to deduct 1.50% of each premium payment you make as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

NYLIAC’s federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25% unless there is a change in applicable law.

During the first 7 Policy Years, We currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, We expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

On each Monthly Deduction Day, We deduct a monthly contract charge, a cost of insurance charge (which will include a charge for the cost of the STR, if selected by the policyowner), the Mortality and Expense Risk Charge, and applicable loan charges. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in each Investment Division and the Fixed Account in accordance with the expense charge allocation you made in the policy application. If no expense charge allocation is in effect, monthly deductions will be made pro rata from each of the Investment Divisions and the Fixed Account.

MONTHLY CONTRACT CHARGE

The monthly contract charge compensates Us for the costs of providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 per year).

If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $11.00 ($132.00 per year).

CHARGE FOR COST OF INSURANCE

A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit may vary based on the performance of the Investment Divisions selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class and, issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

a times (b - c)
Where:	a = the applicable cost of insurance rate per $1,000 of insurance

b = the number of thousands of Life Insurance Benefit as of the Monthly Deduction Day divided by 1.0032737, and

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c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, and the monthly contract charge, and any charges for riders are deducted).

The cost of insurance charge will never be less than zero.

For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on Our underwriting) will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

Each month, if you elected the STR, the cost of this rider is included in your cost of insurance charge. (For more information about this charge, see “Table of Fees and Expenses.”)

LOAN CHARGES

We currently charge an effective annual loan interest rate of 4.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and/or the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account before those transfers.

When you take a loan against your policy, the loaned amount that We hold in the Loan Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.05% less than the rate We charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See “Loans” for more information.)

MORTALITY AND EXPENSE RISK CHARGE

Current—We currently deduct on each Monthly Deduction Day a Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year one, or $2.50 per $1,000, and 0.45% in Policy Years two through ten, or $4.50 per $1,000, and 0.25% in Policy Years 11 and following or $2.50 per $1,000 of the Accumulation Value of each Investment Division’s assets.

Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90% or $9 per $1,000, of the average daily Accumulation Value.

The mortality risk We assume is that the group of lives insured under Our policies may, on average, not live as long as We expect. The expense risk We assume is that Our costs of issuing and administering policies may be greater than what We estimated. We may increase or decrease the current Mortality and Expense Risk Charge if the mortality risk profile of policyowners changes, or if a change in law, regulation or administrative interpretation thereof affects Our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases Our after-tax cost of doing business, or if Our costs of doing business change for any other reason. We will notify policyowners at least 30 days before the change by prospectus supplement and letter.

If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

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CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future if the law should change to require taxation of separate accounts.

ALLOCATING EXPENSE CHARGE DEDUCTIONS

You can choose the source from which NYLIAC deducts certain policy expenses, including the cost of insurance charge, STR charges, the monthly contract charge, and the Mortality and Expense Risk charge. When you complete the policy application, you may instruct NYLIAC to have expenses deducted from any of the Allocation Alternatives you have chosen, or a combination of those Allocation Alternatives. You can change these instructions at any time.

If the accumulations in the Allocation Alternatives you have chosen for deduction under your policy are insufficient to pay these charges, We will deduct the charges proportionately from each of the other Investment Divisions in your policy and the Fixed Account. If you haven’t given Us instructions on how you would like Us to allocate these expense charge deductions, We will deduct these charges proportionately from each of the Investment Divisions under your policy and the Fixed Account.

FUND CHARGES

Each Investment Division purchases shares of the corresponding Portfolio at the shares’ net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.

TRANSACTION CHARGES

Partial Withdrawal Charge—When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

Transfer Charge—We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

HOW THE POLICY WORKS

This example is based on the charges applicable to a policy issued on or after the date of this prospectus during the First Policy Year, issued on a guaranteed issue, non-smoking insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,164, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.16% for all years:

Premium Paid		$7,000.00
less:	Below Target Premium Sales Expense Charge	980.00
	Above Target Premium Sales Expense Charge	0.00
	State Premium Tax Charge (2%)	140.00
	Federal Premium Tax Charge (1.25%)	87.50

equals:	Net Premium	$5,792.50
less:	Mortality and Expense Risk charge (varies monthly)	14.52
less:	Charges for Cost of Insurance (varies monthly)	253.78
	Monthly contract charge ($5.00 per month in Policy Years 2 and following)	0.00

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plus:	Net investment performance (varies daily)	291.45

equals:	Cash Value	$5,815.65
plus:	DPL Account	1,328.25

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,143.90

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the Policyowner (or contract owner), the Insured and the Beneficiary (or payee). One party can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount;

•	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3);

•	terminate riders;

•	change the Beneficiary(ies);

•	change investment allocations; and/or

•	take a loan against or take a partial withdrawal from the value of the policy.

The current Policyowner has the right to transfer ownership to another party/entity. This must be done using Our approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent in Good Order. When We record the change, it will take effect as of the date the form was signed, subject to any payment made or other action We take before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of the existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

INSURED: This individual’s personal information determines the cost of the life insurance coverage.

BENEFICIARY: The Beneficiary is the person(s) or entity(ies) the Policyowner specifies on Our records to receive the proceeds from the policy. If the Policyowner is an individual, he or she may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may affect whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See “Federal Income Tax Considerations: Life Insurance Status of Policy” and “IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy’s Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance (within limits); (5) additional benefits through the use of the

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STR; and (6) a selection of Allocation Alternatives, including 124 Investment Divisions (119 of which are available to all policyowners) and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated Beneficiary the Policy Proceeds if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

HOW THE POLICY IS AVAILABLE

The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The Policyowner may increase the Face Amount, subject to Our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the Policyowner must give Us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue underwriting. If Our procedures under certain arrangements permit less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy on a unisex basis in certain states or under certain plan types. For policies issued on a unisex basis, the Policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See “Premiums” for more information.)

CASH VALUE

After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account;

•	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

•	the amount of charges We deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the DPL Account.

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INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for Our list of available Investment Divisions) and/or the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to any 20 of the 125 Allocation Alternatives (120 of which are available to all policyowners). Certain policies can allocate among 35 Allocation Alternatives; contact Us for more information.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

(a/b)

Where: a = the sum of:

(1) the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2) the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b = the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

If your policy was issued before May 1, 2012, you can choose to allocate all or part of your Net Premium payments to the Fixed Account. If your policy was issued on or after May 1, 2012, We can limit the amount of Net Premium that can be allocated to the Fixed Account, including not allowing any premium to be allocated to the Fixed Account. The premium allocation form will describe the current limit and We will provide you with 30 days notice of any change in that limit.

The amount you have in the Fixed Account equals:

(1)	the sum of the Net Premium payments you have allocated to the Fixed Account;

plus (2)	any transfers you have made from the Separate Account to the Fixed Account;

plus (3)	any interest credited to the Fixed Account;

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less (4)	any amounts you have withdrawn from the Fixed Account;

less (5)	any charges We have deducted from the Fixed Account;

less (6)	any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may charge $30 for each transfer in excess of twelve per Policy Year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made. Transfer requests must be made in writing and in Good Order.

Transfers among Investment Divisions and from the Investment Divisions to the Fixed Account:

You may transfer all or part of the Cash Value among Investment Divisions and from the Investment Divisions to the Fixed Account.

If your policy was issued before March 1, 2012, you may transfer all or part of the Cash Value from an Investment Division to the Fixed Account. If your policy was issued on or after May 1, 2012, We have the right to establish limits on your ability to transfer all or part of the Cash Value from an Investment Division to the Fixed Account. These limits can include allowing no transfers from the Investment Divisions to the Fixed Account. We will provide you 30 days notice before imposing any such limits on transfers.

You may make transfers among Investment Divisions and from the Investment Divisions to the Fixed Account, subject to the following two conditions:

•

Minimum Transfer—Unless We agree otherwise, the minimum amount that may be transferred is the smaller of: (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is made.

•

Minimum Remaining Value—After the transfer, the value of: (i) the remaining Accumulation Units in an Investment Division or (ii) the Fixed Account must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request. Transfers received after the close of the New York Stock Exchange (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

Transfers from the Fixed Account to the Investment Divisions:

You may make transfers from the Fixed Account to the Investment Divisions, subject to the following three conditions:

•

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous Policy Year’s transfer amount, and (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured’s 65th birthday or a date you indicate in the application), or another date you request and We approve, the 20% maximum transfer limitation will not apply for a one-time transfer. If your policy was issued on or after May 1, 2012, We have the right to further limit transfers from the Fixed Account to the Investment Divisions, including not allowing transfers from the Fixed Account to the Investment Divisions. We will provide 30 days notice if We change existing limits on transfers from the Fixed Account to the Investment Divisions.

•	Minimum Transfer—Unless We agree otherwise, the minimum amount that may be transferred is $500.

•

Minimum Remaining Value—After the transfer, the value remaining in the Fixed Account must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

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LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier and received in Good Order. We may permit, in certain limited circumstances for a limited category of policies, transfer requests to be submitted by fax or e-mail transmission. These requirements are designed to limit potentially harmful transfers.

Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, We may, for example:

•	reject a transfer request from you or from any person acting on your behalf,

•	restrict the method of making a transfer,

•	charge you for any redemption fee imposed by an underlying Fund, and/or

•	limit the dollar amount, frequency or number of transfers.

The following transfers will not be subject to the general limitations outlined above, although We reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, and the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Reallocation options.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Transfer requests must be sent in Good Order. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require Us to share specific Policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other Policyowners. The risks described below apply to Policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

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•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

•

Other insurance companies that invest in the Eligible Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Eligible Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to, among other things:

(1) an adverse effect on Portfolio management, such as:

a) impeding a Portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c) causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

(2) increased administrative and Fund brokerage expenses.

(3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS

You can apply for benefits by selecting the optional STR. We approve the issuance of the STR based on Our standards and limits for issuing insurance and classifying risks. The STR provides a “Term Insurance Benefit” and is subject to the terms of both the policy and the rider. The STR is not available to Policyowners who elect the Guideline Premium Test (see “Premium Payments” for more information.)

•

Supplementary Term Rider: This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Face Amount, when added to the initial Face Amount of the policy equals the initial Target Face Amount, which is also shown on the

35

Policy Data Page.

As described under the “Selection of Life Insurance Benefit Table”, the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

•	Option 1—The Term Insurance Benefit will equal the Target Face Amount minus the Life Insurance Benefit.

•	Option 2—The Term Insurance Benefit will equal the Target Face Amount plus the Alternative Cash Surrender Value minus the Life Insurance Benefit.

•	Option 3—The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the Life Insurance Benefit.

However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the STR will still remain in force. If the policy’s Life Insurance Benefit subsequently decreases as described in Section 1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

Within certain limits, the Policyowner may:

•	Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

•

Convert the STR to increase the Face Amount of the base policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of the policy before the conversion.

The Policyowner may request changes to the policy under the STR if:

(a) the Target Face Amount is not decreased to an amount below $101,000, unless the decrease is due to a partial withdrawal under the policy.

(b) the Term Insurance Benefit does not exceed 10 times the base policy’s Face Amount. This requirement prohibits the Policyowner from either increasing the Term Insurance Benefit or decreasing the base policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under the STR ends on the earliest of:

(a) the Monthly Deduction Day on or next following Our receipt of the Policyowner’s signed request to cancel the rider,

(b) the policy anniversary on which the Insured is or would have been 100, as required by law,

(c) the date the STR is fully converted,

(d) the date the policy ends or is surrendered.

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Term Rider vs. Base Policy Coverage: You should consider a number of factors when deciding whether to purchase a policy that includes Life Insurance Benefit coverage in conjunction with the STR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with the STR to one that provides the same initial Life Insurance Benefit without the STR, the policy with the STR may have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth that a term rider, like the STR, may have. See

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“Charges Associated with the Policy—Deductions from Premium Payments—Current Sales Expense Charge” for a discussion of how sales expense charges are calculated.

Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, a policy that provides coverage under the STR can help lower your initial costs and enhance overall policy performance.

Cost of Insurance Charges: The current cost of insurance charges are different under policy coverage than under the STR. In general, these rates are lower for Life Insurance Benefit coverage provided under the STR than coverage under the policy for the first six to eight Policy Years. Usually, beginning in Policy Years seven through nine, the cost of insurance rates under the STR are higher than the cost of insurance charges under the policy. This can impact your policy in different ways depending on the timing and amount of premiums you pay into the policy as well as the policy’s actual investment performance.

If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with the STR will not perform as well as a policy with base coverage only.

Compensation for Policy Sales: Generally, agents receive higher compensation for sales of the same Life Insurance Benefit through base policy coverage than for sales of STR coverage. These compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

You should review several illustrations with various combinations of base policy and STR coverage using a variety of rates of return. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your registered representative to review your various options. For more information about comparing policy and STR coverage, see the “Distribution and Compensation Arrangements” section.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form in Good Order. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

•	the dollar amount you want to have transferred (minimum transfer $100);

•	the Investment Division you want to transfer money from;

•	the Investment Division(s) and/or Fixed Account you want to transfer money to;

•	the date on which you want the transfers to be made, within limits; and

•	how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

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You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request in Good Order. We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

To cancel the Dollar Cost Averaging option, We must receive a written request in Good Order. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

If you choose the AAR feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up AAR, you must send a completed AAR form in Good Order. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division’s investment results would cause this balance to shift. If you elect the AAR feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, AAR will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count AAR transfers against any limitations We may impose on the number of free transfers.

To cancel the AAR feature, We must receive a written request in Good Order. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

24 MONTH EXCHANGE PRIVILEGE

At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance on the Insured which We offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request in Good Order for this exchange. You will have to pay any sales expense charges imposed by the new policy. Upon an exchange of a policy, the STR and all benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable Allocation Alternatives such as the Investment Divisions.

In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the Policyowner sends Us the policy along with a signed request in Good Order; or (b) the Business Day We receive the policy in Good Order and the necessary payment for the exchange, if any.

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Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect the Cash Value applied to your new policy.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and you will have to pay sales expense charges on the new policy (See “Charges Associated With the Policy—Deductions from Premium Payments-Sales Expense Charge” for more information). Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

PREMIUM PAYMENTS

PLANNED AND UNPLANNED PREMIUM PAYMENTS

While the policy is in force, the Policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the Policyowner may make premium payments at any interval and by any method We make available. Premium payments must be sent in Good Order. You specify premium amounts and payment intervals in the application and the amount of the first premium is set forth on the Policy Data Page. The first premium and the subsequent premiums listed in your application are designated as the Planned Premiums. You may elect not to make a Planned Premium payment at any time.

You may also make premium payments that are not planned, which are referred to as unplanned premiums. If an unplanned premium payment would result in an increase in the Life Insurance Benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums. If a premium payment would cause total premium payments during a Policy Year to exceed the Planned Premium amount for that Policy Year, the excess is unplanned premium, even if you made a partial withdrawal from the policy during that Policy Year.

There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy’s Cash Surrender Value. You can call the Service Office noted on the first page of this prospectus to determine if We have received your premium payment.

No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy’s qualification as life insurance under Section 7702 of the IRC.

Subsequent premium payments must be sent in Good Order.

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RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time until the Insured reaches age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium payment will be credited to your policy on the Business Day that it is received in Good Order, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time and that We have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium payment.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 10 days after you receive your policy to return it and receive a refund. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in Good Order.

We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period. After the end of the free look period, or the date We receive your policy delivery receipt, whichever is later, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions of the Separate Account or the Fixed Account according to the instructions in your Premium Allocation Form. If you cancel your policy, however, We will pay you only the greater of (a) your policy’s Cash Value calculated as of the Business Day either the Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

DEDUCTIONS FROM PREMIUMS, GPT, PREMIUM ALLOCATION

We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of initial and subsequent premium payments is subject to the suitability standards of the selling broker-dealer (including those of Our affiliated broker-dealer, NYLIFE Securities).

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less

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than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See “Policy Payment Information-Life Insurance Benefit Options” for more information. You may call the Service Office noted on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office noted on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received in Good Order. The allocation percentages may contain up to two decimal places and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, We will reverse allocations to the Allocation Alternatives chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time We agree to reinstate it.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can apply in writing to increase the Face Amount of the policy on or after the first policy anniversary, under certain circumstances. To increase the Face Amount of your policy, you must send a written request in Good Order. The amount of an increase in Face Amount is subject to Our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the request for the increase. An increase in the Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.

In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in Good Order. A decrease in the Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the Policyowner’s signed request for the decrease in Good Order. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount specified in your policy. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Face Amount decrease.

The Policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount (or, for policyowners who have elected to include the STR, the Target Face Amount) will cause a corresponding change in the Target Premium.

POLICY PROCEEDS

We will pay proceeds to your Beneficiary in one sum when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

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plus 2)	any additional death benefits available under the STR, if elected;

less 3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

less 4)	any outstanding policy charges;

plus 5)	any interest on these proceeds from the date the Insured died until the date We pay the proceeds. Interest will accrue at the rate We set the interest rate each year. It will not be less than that required by law.

See “Life Insurance Benefit Options” for more information.

Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on the Policy Data Page, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See “Federal Income Tax Considerations.”

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the date the insured reaches age 100 or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the insured last resided, as shown on Our books and records, or to Delaware (Our state of domicile). This escheatment is revocable, however, and the state is obliged to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact Us at 1(888)695-4748 or send written notice to NYLIAC at the address listed on the first page of this prospectus (or any other address We indicate to you in writing).

BENEFICIARIES OR PAYEES

The Beneficiary is the person(s) or entity(ies) you have specified in Our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s Beneficiary:

•	You name the Beneficiary when you apply for the policy.

•	You can elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one Beneficiary per class.

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To change a revocable Beneficiary while the Insured is living, you must send a written request in Good Order. Generally, the change will take effect as of the date the request is signed subject to any payments We made or actions We have already taken.

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If no Beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

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WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, We will generally pay any Cash Surrender Value or, if applicable, Alternative Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after We receive all of the necessary requirements in Good Order.

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We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, the Alternative Cash Surrender Value, or the Policy Proceeds during any period that:

(a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

(b) the SEC, by order, permits Us to delay payment in order to protect Our Policyowners.

•	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

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We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

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Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or Policy Proceeds. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

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If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, or Policy Proceeds until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

•	We will pay interest on Policy Proceeds from the date the Insured died until the date We pay the proceeds. We set the interest rate each year. It will not be less than that required by law.

LIFE INSURANCE BENEFIT OPTIONS

Policy Proceeds are payable under the policy to the named Beneficiary when the Insured dies. Upon receiving due proof of death in Good Order, We will pay the Beneficiary the Life Insurance Benefit determined as of the date the Insured dies as part of the Policy Proceeds. The Policy Proceeds will be paid in one sum.

The amount of the Life Insurance Benefit is determined by the Life Insurance Benefit Option the Policyowner has chosen. You may choose one of three Life Insurance Benefit Options:

(1) Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(2) Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value, or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(3) Life Insurance Benefit Option 3 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

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The Cash Value and, if applicable, the Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. The value of any benefit provided by the STR is added to the amount of the Life Insurance Benefit. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit any applicable interest on the balance. We pay interest on the Policy Proceeds from the date of death to the date the Policy Proceeds are paid. We set the interest rate each year. It will not be less than that required by law.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations”—“Life Insurance Status of Policy”—“IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

SELECTION OF LIFE INSURANCE BENEFIT TABLE

Under any of the Life Insurance Benefit Options, the Life Insurance Benefit cannot be less than the policy’s Alternative Cash Surrender Value, times a percentage determined from the appropriate IRC Section 7702 test. You may choose either the “Corridor” table or the “CVAT” table, before the policy is issued. The Life Insurance Benefit will vary depending on which table you select. If you do not choose a table, the Corridor table will be used. Once the policy is issued, you may not change to a different table. You can find the table that contains the percentages in the Policy Data Pages.

Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a GPT and a cash value corridor test or (2) a CVAT. The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the CVAT. A policy using the Corridor table must also satisfy the GPT of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic Life Insurance Benefit increase. Any such automatic increase in the Life Insurance Benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

Positive investment experience in the Investment Divisions may result in a Life Insurance Benefit that will be greater than the Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the Face Amount, so long as the policy remains in force.

Example 1: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the Insured is a male with a Non smoker underwriting class, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	215%	215%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$107,500	$86,000
(5) Life Insurance Benefit = Greater of (1) and (4)	$107,500	$100,000

Example 2: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male with a Nonsmoker underwriting class, and assuming that the age at death is 45:

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	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	337%	337%
(4) Alternative Cash Surrender Value multiplied by Percentage from Corridor Table	$168,500	$134,800
(5) Death Benefit = Greater of (1) and (4)	$168,500	$134,800

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first policy anniversary, the Policyowner can change the Life Insurance Benefit Option. However, Life Insurance Benefit Option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes to the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the Policyowner’s signed request. The Face Amount of the policy after a change in option will be an amount that results in the Life Insurance Benefit after the change being equal to the Life Insurance Benefit before the change. For example, if you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Cash Value or, if applicable, the Alternative Cash Surrender Value. If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below Our minimum amount requirements.

In order to change your Life Insurance Benefit Option, you must submit a signed written request in Good Order.

ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

A successor Policyowner can be named in the application, or in a signed written request in Good Order. The successor Policyowner will become the new Policyowner when the original Policyowner dies, if the original Policyowner dies before the Insured. If no successor Policyowner survives the original Policyowner and the original Policyowner dies before the Insured, the original Policyowner’s estate becomes the new Policyowner.

The Policyowner can also change the Policyowner by sending a signed written request in Good Order. When this change takes effect, all rights of ownership in this policy will pass to the new Policyowner.

When We record a change of Policyowner or successor Policyowner, these changes will take effect as of the date of the Policyowner’s signed notice. This is subject to any payments We made or action We took before recording these changes. We may require that these changes be endorsed in the policy. Changing the Policyowner or naming a new successor Policyowner cancels any prior choice of Policyowner or successor Policyowner, respectively, but does not change the Beneficiary.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, We must bring any legal action contesting the validity of your policy within two years of the Issue Date. After that We cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. However, for any increase(s) in Face Amount, Target Face Amount, or Term Insurance Benefit, other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase. This includes when the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit. In such cases, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective. If this policy ends and is reinstated, We will not contest the policy after it has been in effect during the lifetime of the insured for two years from the date of reinstatement.

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SUICIDE

If the Insured commits suicide within two years from the Issue Date or less where required by law and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

If the Policyowner increased the Face Amount, Target Face Amount, or Term Insurance Benefit, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Face Amount, Target Face Amount, or Term Insurance Benefit, the only amount payable with respect to that increase will be the total cost of insurance We deducted for that increase. However, if the increase in the Face Amount is the result of a corresponding decrease in the amount of insurance under the STR, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR GENDER

If the Insured’s age or gender is misstated in the policy application, the Cash Value, the Cash Surrender Value or, if applicable, the Alternative Cash Surrender Value and the Life Insurance Benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on Us, We must receive a signed copy of such assignment in Good Order. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.)

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can make a partial withdrawal from the policy’s Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 on any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Investment Divisions and the Fixed Account in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the amount of the withdrawal. To withdraw funds from the policy, We must receive your signed request in Good Order.

We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below Our minimum amount of $25,000; and/or (ii) Cash Value less any Policy Debt to drop below $500.

For policies where Life Insurance Benefit Option 1 is in effect, the Face Amount will be reduced by the difference between the greater of (a) or (b), where:

(a) is zero, or

(b) the amount of the partial withdrawal less the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable

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percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal. For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

For policies where Life Insurance Benefit Option 3 is in effect and the Cumulative Premium Amount is less than the amount of the partial withdrawal, the policy’s Face Amount will be reduced by the difference between:

(a) the amount of the partial withdrawal less the Cumulative Premium Amount immediately prior to the partial withdrawal; and

(b) the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value of the policy immediately prior to the partial withdrawal, less the Cumulative Premium Amount, minus the policy’s Face Amount divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at the time of the partial withdrawal.

If the above results in zero or a negative amount, there will be no adjustment in the policy’s Face Amount.

Any decrease in the policy’s Face Amount caused by payment of a partial withdrawal will first be applied against the most recent policy Face Amount increase. It will then be applied to other policy Face Amount increases in the reverse order in which they took place, and then to the Initial Face Amount.

Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the Policyowner’s signed request in Good Order.

A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See “Federal Income Tax Considerations”.)

SURRENDERS

CASH VALUE

After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (“ACSV”) is equal to the policy’s Cash Value plus the value of the DPL Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

Upon full surrender, you will receive the Cash Surrender Value or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request in Good Order, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at the Service Office noted on the first page of this prospectus.

You are eligible to receive the ACSV provided that (i) the policy has not been assigned, including an assignment made as part of an exchange under IRC section 1035 and (ii) that the Policyowner has not been changed.

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We will credit interest on any amount placed in the DPL Account. The value of the DPL Account during the first Policy Year is equal to a percentage of the cumulative sales expense charge, state premium tax charge, and federal premium tax charge collected during the first Policy Year and interest credited on these amounts. The DPL Account will be amortized on the Monthly Deduction Day. The amortized amount will be the value of the DPL Account on the date multiplied by the applicable percentage from the following schedule.

Policy Year 1	0.0000%	Policy Year 12	100.0%
Policy Year 2	0.8284%	Policy Year 13	100.0%
Policy Year 3	0.8742%	Policy Year 14	100.0%
Policy Year 4	1.0129%	Policy Year 15	100.0%
Policy Year 5	1.0596%	Policy Year 16	100.0%
Policy Year 6	1.1538%	Policy Year 17	100.0%
Policy Year 7	1.2490%	Policy Year 18	100.0%
Policy Year 8	1.3452%	Policy Year 19	100.0%
Policy Year 9	1.4424%	Policy Year 20	100.0%
Policy Year 10	1.5408%
Policy Year 11	6.4377%

The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a) is the value of the DPL Account as of the prior Monthly Deduction Day;

(b) is the amount amortized;

(c) is a percentage of the cumulative sales expense charge, state premium tax charge and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	99.1716%	Policy Year 12	0.0%
Policy Year 3	99.1258%	Policy Year 13	0.0%
Policy Year 4	98.9871%	Policy Year 14	0.0%
Policy Year 5	98.9404%	Policy Year 15	0.0%
Policy Year 6	98.8462%	Policy Year 16	0.0%
Policy Year 7	98.7510%	Policy Year 17	0.0%
Policy Year 8	98.6548%	Policy Year 18	0.0%
Policy Year 9	98.5576%	Policy Year 19	0.0%
Policy Year 10	98.4592%	Policy Year 20	0.0%
Policy Year 11	93.5623%

and (d) is the interest credited for the prior month.

The interest credited to the DPL Account at any time will be based on a rate of interest that We declare periodically. That rate will be declared at least annually.

REQUESTING A SURRENDER

To surrender the policy, you must send a written request in Good Order. Surrender requests may also be accepted via fax or e-mail.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your

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request is not a Business Day or if your request is received after the NYSE’s close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and the STR will end on the day We receive your surrender request. A surrender may result in taxable income and penalty tax to you. See “Federal Income Tax Considerations” for more information.

LOANS

On or after the first policy anniversary and using the policy as sole security, the Policyowner may borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of an amount equal to your policy’s Cash Value, less any Policy Debt. Your state may have a different limit for loan value. See your policy for more information.

LOAN ACCOUNT

The Loan Account secures any Policy Debt, and is part of Our General Account. When you request a loan, an amount is transferred to the Loan Account from the Investment Divisions and/or the Fixed Account (on a pro-rata basis unless you request otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account before those transfers. The effective date of the loan is the Business Day We receive your loan request in Good Order, if We receive it before the close of regular trading on the New York Stock Exchange, generally 4 P.M EST. Requests received after the New York Stock Exchange closes are effective the next Business Day.

The value in the Loan Account will never be less than (a + b) – c, where:

a = the amount in the Loan Account on the prior policy anniversary;

b = the amount of any loan taken since the prior policy anniversary; and

c = any loan amount repaid since the prior policy anniversary.

On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts will first be transferred to the Fixed Account up to an amount equal to the total amounts that had previously been transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred out of the Loan Account will be allocated according to the Policyowner’s premium allocation in effect at the time of transfer unless the Policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

The amount held in the Loan Account earns interest at a rate We determine, which will never be less than the greater of (1) 2% lower than the rate We charge for policy loans or (2) the guaranteed interest rate We credit to the Fixed Account. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.05% less than the effective annual rate We charge for loan interest. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

While the guaranteed maximum annual loan interest rate is 6.00%, currently We charge an effective annual loan interest rate of 4.00%, payable in arrears. This current rate is determined by Us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Any loan interest that you do not pay as of the policy anniversary will become part of the loan, and

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will also accrue interest. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

If We have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

(1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

(2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

(3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the Policyowner of that increase at least 30 days prior to the effective date of the increase.

(5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under “Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by NYLIAC will be applied as directed by the Policyowner.

If a loan is outstanding when the Policy Proceeds or surrender proceeds become payable, We will deduct the amount of any Policy Debt from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, We will mail a notice to the Policyowner at the last known address, and a copy to the last known assignee on Our records. All insurance will end 31 days after the date on which We mail that notice to the Policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. This could result in a taxable gain and penalty tax to you. (See “Termination and Reinstatement—Reinstatement Option.”)

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your policy’s Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you (See “Federal Income Tax Considerations” for more information). Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

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TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on Our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

If the Insured dies during the late period, We will pay the Policy Proceeds to the Beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

A Policyowner can apply to reinstate the policy (and any other benefits provided by the STR) by sending a written request for reinstatement in Good Order within five years after the policy is terminated if the Policyowner did not surrender it for its full Cash Surrender Value or, if applicable, Alternative Cash Surrender Value. When the Policyowner applies for reinstatement, the Policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and, if applicable, the STR) in force for at least 2 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan together with interest on the loan will also be reinstated. Any Policy Debt can also be repaid, together with loan interest at the current rate in effect at the time of reinstatement compounded once each year from the end of the Late Period to the date of reinstatement.

The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. This amount will be reduced by any Policy Debt, if not repaid. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement that is in Good Order.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on Our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for

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information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends, received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with Our receipt of premiums. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. No other charge is currently made to the Separate Account for Our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for Our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance

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on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the Policyowner, We believe that the Policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy Beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyowner for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyowner provides certain written notice to and obtains certain written consents from Insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are owners of more than 5 percent of the employer, employees who for the preceding year received in excess of $120,000 (for 2017), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the Insured (as defined under Code Section 267(c)(4)), an individual who is a designated Beneficiary of the insured under the policy (other than the policyowner), a trust established for either the family member’s or Beneficiary’s benefit, or the Insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyowner from the family member, Beneficiary, trust or estate.

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Policyowners that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under Our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions

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from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The IRS is considering the status of a life insurance policy after the Insured reaches, in the case of this policy, age 100. The IRS has not issued final guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the Policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the Insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value or Alternative Cash Surrender Value, if applicable, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value, or Alternative Cash Surrender Value, as the case may be, less charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, a full surrender, or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

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POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the Policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate Policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the Policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

QUALIFIED PLANS

The policies may not be used with qualified plans.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless

56

an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments beginning July 1, 2014.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer

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(“GST”) taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have GST tax consequences under federal tax law.

The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, GST and other taxes.

For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

Commission rates will vary depending on whether the STR has been added. Compensation rates for policies with the same initial Life Insurance Benefit are lower for policies with the STR added than for policies without the STR. This could influence your registered representative’s advice to you about the relative amounts of base policy and term insurance coverage you should purchase.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7. Total commissions paid in the fiscal years ended December 31, 2016, 2015 and 2014 were $3,278,090, $3,387,702 and $3,797,339 respectively. NYLIFE Distributors did not retain any of these commissions.

We may enter into agreements with service entities, which may be affiliates of broker-dealers, under which those service entities may receive service fees and/or additional compensation based on a percentage of a policy’s Cash Value.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products

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manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing your policy’s Cash Value, Cash Surrender Value (and, if applicable, Alternative Cash Surrender Value), and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify Us within 15 days of the date of the statement.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2016, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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STATE VARIATIONS

The following lists some of the variations to the statements made in this prospectus. For more information, please review your policy.

Arizona:

Reinstatement. If this policy ends and is reinstated, suicide of the Insured, while sane or insane, within 2 years of the Issue Date is not covered.

California:

Free Look (“Right To Examine Policy”). If you return the policy, it will be void from the start and a refund will be made within 30 days from the date We are notified.

District of Columbia:

Free Look (“Right To Examine Policy”). Within 10 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the representative through whom it was purchased.

Florida:

Termination and Late Period. If the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next Policy Month is less than or equal to zero, the policy will continue for a late period of 31 days after that Monthly Deduction Day. To inform you of this event, We will mail a notice to you at your last known address at least 30 days before the end of the late period.

Special Provision Regarding Paid-Up Insurance. At the beginning of the late period, We will transfer any Cash Surrender Value you have invested in the Separate Account Investment Divisions as of the beginning of the late period to the Fixed Account. We do this by applying the sum of the remaining cash surrender value, which is already reduced by the amount of any Policy Debt, at the net single premium rate for the Insured’s age and sex based on the mortality table and the guaranteed interest rate shown in the Policy.

•	We will calculate the amount of paid-up insurance as of the beginning of the late period.

•	When paid-up insurance begins, We will continue to deduct certain charges for the policy on each Monthly Deduction Day and will discontinue all other monthly deductions.

•

When insurance has been changed to paid-up insurance, the Life Insurance Benefit Option selected under the policy will no longer apply and loans, partial surrenders and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. You may surrender the paid-up insurance at any time for the Cash Value, which remains at that time. All insurance will end when you send up your signed request for the Cash Value. Please review your policy for further details.

Payment of Policy Proceeds. The life insurance proceeds of this policy will bear interest that will accrue at the rate set by Us for interest credited on life insurance proceeds equal to or greater than the Moody’s Corporate Bond Yield Average-Monthly Corporate.

Payment of Cash Surrender Value. Any payment of the Cash Surrender Value shall include interest at a rate in compliance with the Florida Insurance Code, unless such payment is made by Us within 30 days of receipt of the insurance policy and the request for cash surrender.

Illinois:

Life Insurance Proceeds. We will pay the life insurance proceeds to the Beneficiary no later than 2 months after We receive due proof that the Insured died on or after the Effective Date of this policy, subject to all of this policy’s provisions and subject to any payment We made before notification of death. There is no time limit for filing a claim.

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Payment of Policy Proceeds. The life insurance proceeds of this policy will be paid in one sum no later than 2 months after We receive due proof of the Insured’s death.

Michigan:

Contestable Period. We will not contest the payment of the life insurance proceeds based on the Initial Face Amount, after this policy has been in force during the lifetime of the Insured for 2 years from the earlier of the Issue Date or the Policy Date.

Suicide Exclusion. Suicide of the Insured, while sane or insane, within 1 year of the Issue Date, is not covered by this policy. For Face Amount increases, the 1 year suicide exclusion period for each increase will begin on the date on which this increase takes effect. If this policy ends and is reinstated, suicide of the Insured, while sane or insane, within 1 year from the date of reinstatement is not covered.

Montana:

Unisex Status. Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured should be disregarded for policies issued in this state.

Life Insurance Proceeds. Life insurance proceeds will be paid within 60 days when We have due proof that the Insured died on or after the Effective Date of this policy. If settlement is made after the first 30 days of receipt of proof of death, it will bear interest at a rate prescribed by Montana law from the 30th day until a settlement is made.

North Dakota:

Effective Date. Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

Life Insurance Proceeds. We will pay the life insurance proceeds to the Beneficiary within 60 days when We have due proof that the Insured died on or after the Effective Date of this policy.

New York:

Free Look (“Right To Examine Policy”). The amount We refund will equal the premiums paid less loans and surrenders.

Face Amount Increase. Within 10 days after the effective date of an increase, you can cancel the increase by submitting your signed request in Good Order. In this case, any charges paid for the increase will be refunded.

Face Amount Decrease. Once per Policy Year, you can decrease your Face Amount, provided at least the Minimum Face Amount shown on Policy Data Page 2 remains in effect.

Premium Payments. If you have an outstanding loan, any Planned or Unplanned Premiums will first be applied to reduce that loan unless you tell Us otherwise.

Special Provision Regarding Paid-Up Insurance. You may elect paid-up life insurance by sending Us a signed request in Good Order. The paid-up insurance will begin on the Policy Anniversary following the date We receive your request. No more premiums may be paid. It is payable to the Beneficiary when We have proof that the Insured died while the paid-up insurance is in effect.

When paid-up insurance begins, We will transfer any Cash Surrender Value you have invested in the Separate Account Investment Divisions to the Fixed Account and We will continue to deduct certain charges for the policy on each Monthly Deduction Day. When insurance has been changed to paid-up insurance, the Life Insurance Benefit Option selected under the policy will no longer apply and loans, partial surrenders and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. You may surrender the paid-up insurance at any time for the full Cash Value, which

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remains at that time. All insurance will end when you send Us your signed request for the Cash Value. See your policy for complete details.

Reinstatement. To reinstate this policy, a payment that is sufficient to keep this policy in effect for at least 3 months must be made. If this policy is reinstated, We will reinstate the Cash Value corresponding to the date the policy ended, less any Policy Debt if not repaid.

Transfers. Any transfer of the assets of the Separate Account to another separate account will only be made if approved by an appropriate insurance supervisory official of the state of New York or deemed approved in accordance with such law or regulation.

Change In Investment Objective. If an investment objective of the Separate Account is changed, it must be approved by the appropriate insurance official of the State of New York or deemed approved in accordance with such law or regulation. This may require a filing with, and approval by, the Superintendent of the Department of Financial Services of the State of New York.

In the event of a material change in the investment policy of the Separate Account, you have the right to exchange, without evidence of insurability, to a general account life insurance policy issued by Us or one of Our affiliates. You may elect to have the date of exchange be within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later.

Cash Value - On any day, charges and credits to the Cash Value will be processed in the following order, if applicable:

(1)	crediting of premium payments and loan repayments;

(2)	credited interest on the Fixed Account and adjustment of unit values for the Separate Account;

(3)	charges related to Policyowner requests such as transfers and partial surrenders; and

(4)	monthly deductions.

Loan Value. On or after the first Policy Anniversary and using the policy as sole security, you may borrow any amount up to the loan value of the policy. The loan value on any given date is equal to the Cash Value, less any Policy Debt to that date, less an amount that is sufficient to keep this policy in force for at least 3 months, based on current policy values at the time of the loan.

Loan Account. The minimum amount allowed for a loan is $500.

Information Provided In The Application. No statement made in connection with the application will be used by Us to contest this policy, or deny a claim, unless that statement is a material misrepresentation and is part of the application.

Contestable Period. Any action to contest the policy may only be made on the basis of any material misstatements in the application.

Suicide Exclusion. If this policy ends and is reinstated, suicide of the Insured, within 2 years from the date of reinstatement is not covered. However, any suicide exclusion period in effect prior to reinstatement will remain in effect.

Deferral of Loan, Surrender or Life Insurance Benefit Proceeds. Interest will be paid on any loan or surrender amount or life insurance proceeds deferred beyond 10 working days from the date We receive your request that gives Us the facts We need. We will set the interest rate to be at least the rate required by law.

Age 100 Policy Anniversary. Beginning on the Policy Anniversary on which the Insured is age 100:

1.	No further Planned or Unplanned Premiums will be allowed, except as needed to keep the policy from lapsing, and no further cost of insurance deductions will be made from the Cash Value. We will continue to deduct all other Monthly Deduction Charges.

2.	Any riders attached to the policy will also end.

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Oregon:

Free Look (“Right To Examine Policy”). Within 14 days after delivery, you can return the policy to NYLIAC or to the representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and surrenders.

State Premium Tax Charge. In Oregon, this charge is referred to as a “State Premium Tax Charge Back,” and the rate may not be changed for the life of the policy.

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OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CorpExec VUL VI. The SAI is available without charge upon request. You can request the SAI by mail by contacting NYLIAC at the Service Office noted on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on Our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Information about CorpExec VUL VI, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL VI are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration, or more information about your policy, contact your registered representative or call Us at (888) 695-4748.

SEC File Number: 811-07697

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Statement of Additional Information

dated

May 1, 2017

for

Corporate Executive Series VI

Variable Universal Life Policies

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current CorpExec VUL VI Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL VI prospectus dated May 1, 2017 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL VI prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL VI prospectus.

Table of Contents

Page
Distribution and Compensation Arrangements	2
Financial Statements	3
NYLIAC & Separate Account Financial Statements	F-1

CorpExec VUL VI is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

1

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7. Total commissions paid in the fiscal years ended December 31, 2016, 2015 and 2014 were $3,278,090, $3,387,702 and $3,797,339, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NFP Securities, Inc., 1250 Capital of Texas Highway, Austin, Texas 78746, is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2016, in addition to the commissions described above, NFP Securities, Inc. and its affiliate, NFP Insurance Services, Inc., received override payments of $7,462 based on a percentage of the commissions its affiliated registered representatives received.

The Newport Group, Inc., 300 International Parkway, Suite 270, Heathrow, Florida 32746 is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2016, in addition to the commissions described above, the Newport Group, Inc. received override payments of $31,593 based on persistency and premiums paid under the policies it services.

AFS Securities, LLC, 404 Wyman Street, Suite 100, Waltham, Massachusetts is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2016, in addition to the commissions described above, AFS Securities, LLC received override payments of $37,536 based on commissions and/or service fees paid and a percentage of cash value under the policies it services.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

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FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2016 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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